UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21556

Perritt Funds, Inc.
 (Exact name of registrant as specified in charter)

300 South Wacker Drive, Suite 2880, Chicago, IL 60606
 (Address of principal executive offices) (Zip code)

Michael J. Corbett, 300 South Wacker Drive, Suite 2880, Chicago, IL 60606
 (Name and address of agent for service)

1-312-669-1650
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2018

Date of reporting period:  April 30, 2018

Item 1. Reports to Stockholders.

MicroCrap Opportunities Fund Ultra MicroCap Fund Low Priced Stock Fund

Semi-Annual Report April 30, 2018 (Unaudited)

The PERRITT MICROCAP OPPORTUNITIES FUND will, under normal circumstances, invest at least 80% of its net assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $500 million (referred to as “micro-cap” companies).  The Fund seeks to invest in micro-cap companies that have demonstrated above-average growth in revenues and/or earnings, possess relatively low levels of long-term debt, have a high percentage of their shares owned by company management, and possess modest price-to-sales ratios and price-to-earnings ratios that are below their long-term annual growth rate. At times, the Fund may also invest in “special situations” such as companies that possess valuable patents, companies undergoing restructuring, and companies involved in large share repurchase programs. Investors should expect the Fund to contain a mix of both value-priced and growth stocks.

The PERRITT ULTRA MICROCAP FUND will, under normal circumstances, invest at least 80% of its net assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $300 million (referred to as “micro-cap” companies). The Fund seeks to invest in micro-cap companies that have a high percentage of their shares owned by company management, possess relatively low levels of long-term debt, have a potential for above average growth in revenues and/or earnings, and possess reasonable valuations based on the ratios of price-to-sales, price-to-earnings, and price-to-book values. The micro-cap companies in which the Fund may invest include “early stage” companies, which are companies that are in a relatively early stage of development with market capitalizations that are below $50 million. At times, the Fund may also invest in unseasoned companies, companies that are undergoing corporate restructuring, initial public offerings, and companies believed to possess undervalued assets.

The PERRITT LOW PRICED STOCK FUND will, under normal circumstances, invest at least 80% of its net assets in a diversified portfolio of low priced common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $3 billion.  Low priced stocks are those that are trading at or below $15 per share at the time of initial purchase.  Subsequent to the initial purchase, the Fund may purchase such securities at a price above $15 per share.  The Fund’s strategy is based on the premise that low priced stocks offer growth potential because these stocks have limited broker research coverage, the companies’ prospects are misunderstood by most investors, and some investors mistakenly believe stocks trading below $15 per share are more “speculative” than those trading at higher levels and therefore avoid low priced stocks. The Fund will invest in “growth” stocks, “value” stocks, or a combination of both.  Given the market capitalization restrictions, the Fund will normally invest in securities issued by small-cap companies, including some micro-cap companies.  However, micro-cap companies will only make up a small portion of the Fund’s portfolio.  Micro-cap companies represent the smallest sector of public companies based on market capitalization. At times, the Fund’s portfolio may contain the shares of unseasoned companies, companies that are undergoing corporate restructuring, initial public offerings, and companies believed to possess undervalued assets.

Table of Contents

Semi-Annual Report
April 30, 2018
(Unaudited)

Perritt MicroCap Opportunities Fund

Portfolio Managers’ Message

Michael Corbett, Portfolio Manager	George Metrou, Portfolio Manager

The Perritt MicroCap Opportunities Fund posted a gain of +2.12% during the six-month period ended April 30, 2018, compared to a +3.95% gain for the Russell Microcap Index and +3.27% gain for the Russell 2000 Index.  The Fund’s longer-term performance results, as well as the benchmark’s performance, can be found later in this report.

During the period, we continued the strategic reduction in the number of holdings in the fund.  We have attempted to concentrate our efforts and our capital in our best ideas.  We began the period with 83 positions and ended the period with 74 positions.  While the net reduction represents only nine positions, a greater amount of rotation occurred within the portfolio.  In gross terms, we eliminated fifteen positions, and initiated six new positions.

Within the six names added to the portfolio, we were able to find new opportunities in various sectors. We added two positions in consumer discretionary, two in technology, one bank, and one industrial company. Each of the companies added adhere to our disciplined focus on companies which can generate free cash flow, have a solid balance sheet, and earn an above average return on capital.

In consumer discretionary, we added BBX Capital Corp. (BBX) a holding company whose primary asset is a 90% ownership stake in a fast-growing public timeshare company, Bluegreen Vacations Corp. (BXG).  BBX was trading at a significant discount to implied market value of its BXG holding and other assets.  Our second addition in the consumer space was Lazydays Holdings, Inc. (LAZY), a company that owns RV dealerships.  LAZY came public via a SPAC offering (Special Purpose Acquisition Company) and plans to use its new capital and public currency to roll-up the fragmented industry.  We believe the non-traditional method of going public has created a steep discount in the shares.

In the technology sector, we added Digi International Inc. (DGII) and Limelight Networks, Inc. (LLNW).  DGII sells networking hardware and solutions services in the Machine-to-Machine and Internet-of-Things arena.  LLNW operates a traditional content delivery network.  Both companies are engaged in turnarounds of their businesses and have potentially exciting new growth avenues being cultivated “under the hood.”  Both companies were trading at steep discounts to peers, affording us the opportunity to acquire growing tech focused businesses at reasonable prices.

We added one new bank to the portfolio, Bridgewater Bancshares, Inc. (BWB).  BWB went public via Initial Public Offering (IPO) in March 2018.  We found their laser focus on the Minneapolis commercial market, pristine credit history, and attractive valuation compelling.  Furthermore, we were highly impressed with the management team, including the founder and CEO, Jerry Baack and the entire team of highly engaged senior management.

Perritt MicroCap Opportunities Fund

Lastly, we have reintroduced Sparton Corp. (SPA) to our portfolio.  Shareholders of the fund may recall that we had previously owned shares in SPA and sold our position after the company received a buyout offer last year.  Subsequent to our sale, the announced acquisition of SPA was terminated and the shares were aggressively sold off.  We repurchased a position in the company in the wake of the acquisition termination.

The average market capitalization of the positions added was $417 million. The average number of Wall Street analysts covering the companies was two. All the companies added to the portfolio generate cash flow from their operations. These data points on size, coverage, and cash flow speak to our dedication to remain true to our microcap space; investing in undiscovered and under-researched securities of high quality companies. Sticking to our process has yielded promising initial results from the new additions to the portfolio.

During the period, we liquidated fifteen positions.  One position, Omega Protein (OME) was sold after receiving a valid buyout offer.  Eight companies were sold after reaching our price targets:  Aspen Aerogels, Inc. (ASPN), EMC Insurance Group, Inc. (EMCI), The Ensign Group, Inc. (ENSG), Kadant Inc. (KAI), Kforce Inc. (KFRC), OrthoPediatrics Corp. (KIDS), Systemax Inc. (SYX), and Weyco Group, Inc. (WEYS).  The remaining six positions removed from the portfolio were sold after a downgrade in our view of the price appreciation potential of the security or to rotate capital to higher conviction ideas.

As of April 30, 2018, the Fund’s portfolio was comprised of 74 common stocks.  The Fund’s 10 largest holdings and detailed descriptions can be found later in this report. Based on our earnings estimates, the Fund’s portfolio is trading at approximately 17.1 times 2018 earnings.  Stocks in the portfolio are priced at a median 1.0x revenue and the median price to book value is 1.8x.  Lastly, the median market capitalization is approximately $311 million.

We are encouraged by the current composition of the portfolio.  The Fund’s companies have a median revenue growth rate of 9%, return on invested capital of 8%, free cash flow margin of 7%, and trade at 1.0x revenue.  This compares to revenue growth of 7%, return on invested capital of 5%, free cash flow margins of 5%, and a valuation of 1.4x revenue for the Russell Microcap Index.  The bottom line is we believe our portfolio has grown faster, is more profitable, has generated more cash, and is cheaper than the broader microcap market.  This should serve the Fund’s shareholders well in the future.

I want to thank my fellow shareholders for their continued support and confidence in the Perritt Capital Management team. We remain dedicated to investing in high quality micro-cap companies at attractive valuations. If you have any questions or comments about this report or your investment in the Perritt MicroCap Opportunities Fund, please call us at (800) 331-8936 or visit our website at www.perrittcap.com. Please refer to the prospectus for information about the Fund’s investment objectives and strategies

George Metrou
Portfolio Manager

Perritt MicroCap Opportunities Fund

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in smaller companies, which involve additional risks, such as limited liquidity and greater volatility. The Funds invest in micro-cap companies which tend to perform poorly during times of economic stress.

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Russell Microcap Index is a capitalization weighted index of 2,000 small cap and micro cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.

Russell 2000 Index is an index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

Return on Equity is a measure of profitability that calculates how many dollars of profit a company generates with each dollar of shareholders’ equity.

Return on Invested Capital is a fundamental method of determining a company’s financial performance. It is used to measure how well a company is investing its capital.

Free Cash Flow is a measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow (FCF) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.

Price to Book (P/B) is a ratio used to compare a stock’s market value to its book value.  It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Tangible Book Value is the total net asset value of a company (book value) minus intangible assets and goodwill.

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Perritt MicroCap Opportunities Fund

Performance* (Unaudited)	April 30, 2018

Perritt MicroCap Opportunities Fund versus
Russell 2000® Index and Russell Microcap® Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell Microcap® Index, which measures the performance of the micro-cap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the period presented. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares.  The graph does not imply any future performance.

Perritt MicroCap Opportunities Fund

Performance (Unaudited) (Continued)	April 30, 2018

Cumulative Total Returns*
Periods ended April 30, 2018 (Unaudited)
	Past 6 Months	Past 1 Year	Past 3 Years	Past 5 Years	Past 10 Years	Past 15 Years	Past 25 Years
Perritt Microcap Opportunities Fund	2.12%	9.78%	29.05%	70.14%	120.42%	382.51%	1134.73%
Russell 2000® Index	3.27%	11.54%	31.79%	74.22%	147.49%	371.63%	870.53%
(reflects no deduction for fees and expenses)

Russell Microcap® Index	3.95%	13.76%	30.75%	76.65%	138.89%	318.29%	N/A
(reflects no deduction for fees and expenses)

Average Annual Total Returns*
Periods ended April 30, 2018 (Unaudited)
	Past 1 Year	Past 3 Years	Past 5 Years	Past 10 Years	Past 15 Years	Past 25 Years
Perritt Microcap Opportunities Fund	9.78%	8.87%	11.21%	8.22%	11.06%	10.58%
Russell 2000® Index	11.54%	9.64%	11.74%	9.49%	10.89%	9.52%
(reflects no deduction for fees and expenses)

Russell Microcap® Index	13.76%	9.35%	12.05%	9.10%	10.01%	N/A
(reflects no deduction for fees and expenses)

The Perritt MicroCap Opportunities Fund’s annualized expense ratio for the year ended October 31, 2017, as stated in the statutory prospectus, was 1.24%. The Fund imposes a 2% redemption fee on shares held for 90 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end is available by calling 800-331-8936.

*	The tables do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

Perritt MicroCap Opportunities Fund

Ten Largest Common Stock Holdings (Unaudited)

Bluelinx Holdings, Inc. (BXC) distributes building and industrial products in the United States. The company also provides a range of value-added services and solutions to customers. It serves dealers, industrial manufacturers, manufactured housing producers and home improvement retailers through a network of distribution centers.

Northern Technologies Intl. Corp. (NTIC) develops and markets rust and corrosion inhibiting products and services to automotive, electronics, electrical, mechanical, military, retail consumer, and oil and gas markets. It sells its products and services through a direct sales force, a network of distributors and agents, manufacturer’s sales representatives, strategic partners, and joint venture arrangements primarily in North and South America, Europe, Asia and the Middle East.

First Internet Bancorp (INBK) operates as a bank holding company for First Internet Bank of Indiana that provides commercial and retail banking products and services through its website, firstib.com.

OMNOVA Solutions Inc. (OMN) provides emulsion polymers, specialty chemicals, and engineered surfaces for various commercial, industrial, and residential end uses in the United States, Europe, and Asia. Omnova operates in two segments, Performance Chemicals and Engineered Surfaces.

Silvercrest Asset Management Group Inc. (SAMG) is a wealth management firm that provides financial advisory and related family office services in the United States. The company serves ultra-high net worth individuals and families, as well as their trusts; endowments; foundations; and other institutional investors. It also manages funds of funds and other investment funds.

Addus HomeCare Corporation (ADUS) is a provider of home and community-based personal care services, which are provided primarily in the home, and is focused on the dual eligible (Medicare/Medicaid) population. Addus provides these services on a long-term, continuous basis, with an average duration of over 20 months per consumer.

Ooma, Inc. (OOMA) provides communications solutions and other connected services to small business, home, and mobile users in the United States and Canadian markets. The company offers its products through direct sales, retailers, and online, as well as through distributors and reseller partnership channels.

Miller Industries, Inc. (MLR) engages in the manufacture and sale of towing and recovery equipment. It offers wreckers, such as conventional tow trucks and recovery vehicles. The company also provides transport trailers for moving multiple vehicles, auto auctions, car dealerships, leasing companies, and other similar applications.

Bankwell Financial Group, Inc. (BWFG) operates as the bank holding company for Bankwell Bank, it provides a range of banking services to commercial and consumer customers in Connecticut.

Hill International, Inc. (HIL) provides project and construction management, and other consulting services primarily for the buildings, transportation, environmental, energy, and industrial markets.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Perritt MicroCap Opportunities Fund

Allocation of Portfolio Investments (Unaudited)	April 30, 2018

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC. Percentages are based on total investments, at value.

Note:
For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

Perritt Ultra MicroCap Fund

Portfolio Managers’ Message

Michael Corbett, Portfolio Manager	Matthew Brackmann, Portfolio Manager

The Perritt Ultra MicroCap Fund had a negative return of -0.54% for the first half of fiscal 2018. This compares unfavorably to the positive 3.95% for the Russell Microcap Index. The complete performance for the fund and its benchmarks can be found later in this report.

During the first half of the fiscal year, the fund saw its strongest performance from its holdings in the Healthcare and Energy sectors. Our top performers were our investments in healthcare service providers including Addus HomeCare (ADUS), a provider of at home health services for patients that can’t take care of themselves, which increased 45.83% for the six month period. Another was Cynergistek, Inc. (CTEK) which provides managed print services and cyber security services to healthcare providers, which was up 68.58% in the past six months. Our positive contribution from the Energy space was driven entirely by our investment in a product and service company name, Profire Energy, Inc. (PFIE) which has increased 94% in the last six months. Profire manufactures burner management systems for use in the oil in gas rigs on both production wells and downstream pipeline & refining operations. This is a name that had been on our watch list for a number of years before we took a position in it, once we saw the energy markets start to improve after a couple of very tough years. This investment paid off as they have seen large improvement in their markets as energy prices have increased, including a year-over-year revenue increase of 55%! We still hold all three of these names and look forward to future results. Five additional names were added during the period including ASV, Inc. (ASV) which assembles and distributes compact construction equipment nationwide & Juniper Pharmaceuticals, Inc. (JNP) which is a commercial stage pharmaceutical company and lab technical service provider to the biopharma space.

Since the start of fiscal year 2018, the fund sold eight investments and made a “round trip” in one. The round trip was a unique situation where one of our holdings, US Global Investors (GROW), a money manager specializing in precious metals investing traded up rapidly on news they had invested in the crypto currency space. We chose to take advantage of this move in price and sold our position into the news and subsequently repurchased it when it traded back to its book value. Additionally, we had three buy-outs during the period of which we sold two. Hardinge, Inc (HDNG) and MGC Diagnostics Corp. (MGCD) were both purchased in cash deals and sold during the period. Layne Christensen Co. (LAYN) was purchased in an all stock deal by Granite Construction, Inc. (GVA) and while we did sell some of the position, we continue to hold the balance as we see upside in GVA. Three names were sold for reaching their valuation targets: Cutera, Inc. (CUTR), PAR Technologies Corp. (PAR), & Kingstone Companies, Inc. (KINS).

As of April 30, 2018, the Fund holds the common stock of 84 companies which is lower than the 87 names we held at the time of our annual report, October 31, 2017. Based on our earnings estimates, the Fund’s portfolio is trading at 16.1x forward earnings. The median price to sales ratio is 1.11x, the median price to book ratio is 1.69x, the trailing twelve-month P/E is 22.4x and the median market cap is unchanged at $90mm.

Perritt Ultra MicroCap Fund

In terms of allocations within each sector, the fund continues to maintain large underweights to both the Financial and Healthcare sectors. We continue to look for attractive names in the space that have a solid, niche business but will continue to avoid certain areas, such as regional banks and biotech stocks in each respective sector due to valuations, risk exposure and liquidity reasons. As we discuss in each letter, many of these names either have restricted growth prospects or do not generate any revenue which does not meet the investment criteria we have been relying on for almost three decades. We remain heavily overweight in Industrials and Information Technology with modest overweight positions in the Consumer Discretionary and Energy sectors.

The Ultra MicroCap fund tends to have investments that fly under the radar screen of most investors. The microcap universe, particularly the stocks in the Ultra MicroCap’s sweet spot is in the sub $100mm market capitalization companies, are often ignored by investors for an extended period. Therefore, we remind shareholders the potential rewards can take longer to achieve but can be swift. As fellow shareholders, we come to the midpoint of this year unhappy with our relative performance versus our index and are examining each position with fresh eyes to determine if they still meet our original investment thesis. If they do not, the positions will be exited. If they do, we will continue to focus on the long-term potential for each holding based on its sound fundamentals rather than the short-term fluctuations in the markets or lack of attention from the street as we believe this to be in the best interest of our shareholders. As always, we would like to remind investors that the rewards of microcap investing are typically never consistent in the short run but can have the potential to be rewarding in a full market cycle.

We want to thank our fellow shareholders for their continued support and confidence in the Perritt Capital Management team. Each member of our investment committee, as well as other employees have made investments in this Fund and remain shareholders alongside all of you. If you have any questions or comments about this report or your investment in the Perritt Ultra MicroCap Fund, please call us at (800) 331-8936 or visit our web site at www.perrittcap.com. Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Matthew Brackmann
 Portfolio Manager

Perritt Ultra MicroCap Fund

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in smaller companies, which involve additional risks, such as limited liquidity and greater volatility. The Funds invest in micro-cap companies which tend to perform poorly during times of economic stress.

Past performance does not guarantee future results.

Earnings Growth is not a measure of the Fund’s future performance. Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Please refer to the Schedule of Investments in the report for more complete information regarding Fund holdings. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Russell Microcap Index is a capitalization weighted index of 2,000 small cap and micro cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.

Price-to-Book (P/B) is a ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price-to-Sales (P/S) is a valuation ratio that compares a company’s stock price to its revenues. The price-to-sales ratio is an indicator of the value placed on each dollar of a company’s sales or revenues.

Trailing Price-to Earnings (P/E) is calculated by taking the current stock price and dividing it by the trailing earnings per share (EPS) for the past 12 months.

The semi-annual report must be preceded or accompanied by a prospectus. One cannot invest directly in an index.

The Perritt Funds are distributed by Quasar Distributors, LLC.

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Perritt Ultra MicroCap Fund

Performance* (Unaudited)	April 30, 2018

Perritt Ultra MicroCap Fund versus
Russell 2000® Index and Russell Microcap® Index

There are several ways to evaluate a fund’s historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period. For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050. You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell Microcap® Index, which measures the performance of the micro-cap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the period presented. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares. The graph does not imply any future performance.

Perritt Ultra MicroCap Fund

Performance (Unaudited) (Continued)	April 30, 2018

Cumulative Total Returns**
Periods ended April 30, 2018 (Unaudited)
	Past	Past	Past	Past	Past	Since
	6 Months	1 Year	3 Years	5 Years	10 Years	Inception*
Perritt Ultra Microcap Fund	(0.54)%	11.72%	32.26%	78.35%	106.09%	179.46%
Russell 2000® Index	3.27%	11.54%	31.79%	74.22%	147.49%	240.17%
(reflects no deduction for fees and expenses)
Russell Microcap® Index	3.95%	13.76%	30.75%	76.65%	138.89%	184.75%
(reflects no deduction for fees and expenses)

Average Annual Total Returns**
Periods ended April 30, 2018 (Unaudited)
	Past	Past	Past	Past	Since
	1 Year	3 Years	5 Years	10 Years	Inception*
Perritt Ultra Microcap Fund	11.72%	9.77%	12.27%	7.50%	7.81%
Russell 2000® Index	11.54%	9.64%	11.74%	9.49%	9.37%
(reflects no deduction for fees and expenses)
Russell Microcap® Index	13.76%	9.35%	12.05%	9.10%	7.96%
(reflects no deduction for fees and expenses)

The Perritt Ultra MicroCap Fund’s annualized expense ratio for the year ended October 31, 2017, as stated in the statutory prospectus, was 1.71%. The Fund imposes a 2% redemption fee on shares held for 90 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end is available by calling 800-331-8936.

*	The since inception date is August 30, 2004.

**	The tables do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

Perritt Ultra MicroCap Fund

Ten Largest Common Stock Holdings (Unaudited)

Cynergistek, Inc. (CTEK) provides outsource document solutions, IT consulting data security, and managed print services primarily to the healthcare industry in the United States. The company offers Incident Response, Vendor Security Management, and Patient Privacy Monitoring Service, as well as Compliance Assist Partner Program.

Galaxy Gaming, Inc. (GLXZ) is a gaming company that designs, develops, manufactures, markets, acquires, and licenses proprietary casino table games and associated technology, platforms, and systems for the gaming industry.

Profire Energy, Inc. (PFIE), an oilfield technology company, provides burner- and chemical-management products and services for the oil and gas industry in the United States and Canada. It assists energy production companies in the production and transportation of oil and natural gas.

DLH Holdings Corp. (DLHC) provides healthcare, logistics, and technical services and solutions to Federal Government agencies including the Department of Veteran Affairs, the Department of Defense, and other government clients.

Addus HomeCare Corporation (ADUS) is a provider of home and community-based personal care services, which are provided primarily in the home, and is focused on the dual eligible (Medicare/Medicaid) population. Addus provides these services on a long-term, continuous basis, with an average duration of over 20 months per consumer.

Luna Innovations (LUNA) develops, manufactures, and markets fiber optic sensing, and test and measurement products worldwide. It operates in two segments, Products and Licensing, and Technology Development.

Sensus Healthcare Inc. (SRTS) manufactures and markets superficial radiation therapy devices to healthcare providers worldwide. It also sells disposable lead shielding replacements: and disposable radiation safety items, such as aprons, eye shields, and disposable applicator tips.

Asure Software, Inc. (ASUR) provides cloud-based software-as-a-service (SaaS) time and labor management, and workspace management solutions worldwide. The company offers a suite of solutions to help clients optimize and manage their mobile workforces and their global workspaces.

First Internet Bancorp (INBK) operates as a bank holding company for First Internet Bank of Indiana that provides commercial and retail banking products and services through its website, firstib.com.

Information Services Group Inc. (III) operates as a technology research and advisory company in the Americas, Europe, and the Asia Pacific. The company offers digital transformation services, including automation, cloud, and data analytics; sourcing advisory; managed governance and risk; network carrier; technology strategy and operations design; change management; and market intelligence and technology research and analysis services.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Perritt Ultra MicroCap Fund

Allocation of Portfolio Investments (Unaudited)	April 30, 2018

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC. Percentages are based on total investments, at value.

Note:
For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

Perritt Low Priced Stock Fund

Portfolio Manager’s Message

Michael Corbett,
Portfolio Manager

The Perritt Low Priced Stock Fund made some material changes to its portfolio in the past six months. We are excited about how the Fund is positioned for the next few years. Details of these changes will be discussed later in this letter. While the Fund performed well in fiscal 2017, these recent portfolio changes impacted the Fund’s short-term performance. For the six-month ended April 30, 2018, the Perritt Low Priced Stock Fund gained 0.19%, which compares to the 3.27% gain for the Russell 2000 Index. More detailed performance results for the Fund for the past year and three years, as well as the results for the Russell 2000 Index can be found later in this report.

During the past six months, we sold 14 companies from the portfolio. Four of these investments were sold due to reporting disappointing operating results. The remaining 10 companies were sold after reaching our price targets. Globus Medical (GMED) was one of the positions sold during the period. We believe GMED is a high-quality company, but the valuation became too rich. We first purchased GMED nearly three years ago when it traded at 20 times earnings and about 3 times revenue. While the company has grown revenue and earnings by 12% and 15% respectively per year during the past three years, the company’s stock rose by nearly three-fold. The net result is that GMED now trades at more than 40 times earnings and nearly 8 times revenue. The remaining 9 companies sold in the portfolio were sold for valuation reasons too, but not to the extreme we experienced with GMED. We reinvested the proceeds in companies we believe are of similar quality, but the valuations were much more attractive.

We added 19 new companies to the portfolio during the period. While we added new names in several different industries, the main changes made to the portfolio include our increased exposure to Energy and Materials while Technology and Consumer Discretionary were reduced. Following are a few examples of the attractive companies we added to the portfolio: Hudbay Minerals (HBM) is an integrated mining company of copper, gold and silver. The company’s stock trades at less than 1.7 times revenue and less than 9 times earnings, yet we expect earnings to grow vigorously this year and next year. Carrizo Oil & Gas (CRZO) engages in exploration, development, and production of oil and gas, mostly in the Eagle Ford region. Despite our expectation that earnings should grow robustly in 2018 and in 2019, the company’s stock trades at 2 times revenue and less than 10 times earnings. TPI Composites (TPIC) manufactures and sells composite wind blades and related precision systems for original equipment manufacturers. The company is investing heavily in its business this year due to huge orders for the next few years. Because of this increase in capital expenditures, earnings will decline this year, but we expect earnings to attractively rebound in 2019. Based on our estimates for 2019, the company’s stock is trading at 0.7 times revenue and less than 14 times earnings. These are just a few of the attractive companies we have added to the portfolio in the past six months and the net result of our changes is that valuations of the portfolio have significantly declined.

Perritt Low Priced Stock Fund

As of April 30, 2018, the Perritt Low Priced Stock Fund was comprised of 84 common stocks. The Fund’s 10 largest holdings and detailed description can be found later in this report. Based on our earnings estimate, the Fund’s portfolio trades at less than 14 times 2018 earnings. The median price to revenue is slightly less than 1.2 times and the median market capitalization is approximately $912 million. Lastly, we estimate that earnings growth should be very robust for our companies for the remainder of 2018, as well as 2019. On a median basis, our companies grew revenue by more than 15% and earnings by more than 28% for the first quarter of 2018. We also estimate that earnings could grow substantially in 2018 and in 2019. Given these robust earnings estimates and low valuations, we are very excited about how the portfolio is positioned for the future.

As we discussed in our annual report message, the markets in the past few years have been lacking a great deal of volatility. We said in the report, “While predicting the future is very difficult, it seems likely to us that volatility will increase in the future.”

The start of this calendar year was met with significant volatility. While the past few years hardly hit a 5% correction, we have already experienced a couple of 5% corrections, as well as a 10% correction in the smaller-cap market so far this year.

Thank you for entrusting your investment with us. The Perritt Capital Management team continues to show their commitment to the Fund’s success with their own personal investment. As a fellow shareholder and the largest shareholder, I am committed to the success of this fund. If you have any questions or comments about this report or your investment in the Perritt Low Priced Stock Fund, please call us at (800) 331-8936 or visit our website at www.perrittcap.com. Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Michael Corbett
 Portfolio Manager

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in smaller companies, which involve additional risks, such as limited liquidity and greater volatility. The Funds invest in micro-cap companies which tend to perform poorly during times of economic stress.

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Russell 2000 Index is an index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

Perritt Low Priced Stock Fund

Performance* (Unaudited)	April 30, 2018

Perritt Low Priced Stock Fund** versus
Russell 2000® Index and Russell Microcap® Index

There are several ways to evaluate a fund’s historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period. For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050. You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell Microcap® Index, which measures the performance of the micro-cap segment of the U.S. equity market. Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the Fund at inception (June 29, 2012) of the Fund’s predecessor account through April 30, 2018. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares. The graph does not imply any future performance.

**
June 29, 2012 is the inception date of the Fund’s predecessor account. The Fund commenced operations on February 28, 2014. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the predecessor account.

Perritt Low Priced Stock Fund

Performance (Unaudited) (Continued)	April 30, 2018

Cumulative Total Returns** Periods ended April 30, 2018 (Unaudited)
	Past 6 Months	Past 1 Year	Past 3 Years	Since Inception*
Perritt Low Priced Stock Fund	0.19%	7.97%	26.40%	113.21%
Russell 2000® Index	3.27%	11.54%	31.79%	109.14%
(reflects no deduction for fees and expenses)
Russell Microcap® Index	3.95%	13.76%	30.75%	110.63%
(reflects no deduction for fees and expenses)

Average Annual Total Returns** Periods ended April 30, 2018 (Unaudited)
	Past 1 Year	Past 3 Years	Since Inception*
Perritt Low Priced Stock Fund	7.97%	8.12%	13.86%
Russell 2000® Index	11.54%	9.64%	13.48%
(reflects no deduction for fees and expenses)
Russell Microcap® Index	13.76%	9.35%	13.62%
(reflects no deduction for fees and expenses)

The Perritt Low Priced Stock Fund’s annualized net expense ratio, as stated in the statutory prospectus, dated October 31, 2017, was 1.40%. The Fund imposes a 2% redemption fee on shares held for 90 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end is available by calling 800-331-8936.

*
The Fund is the successor to a separately managed account. Immediately prior to the Fund commencing operations on February 28, 2014, the predecessor account transferred its assets to the Fund in exchange for the Fund’s shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the predecessor. In addition, the predecessor’s portfolio managers are the current portfolio managers of the Fund. As a mutual fund registered under the Investment Company Act of 1940 (the “1940 Act”), the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code to which the predecessor was not subject. Had the predecessor been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Internal Revenue Code, its investment performance may have been adversely affected. The performance was achieved by the predecessor when Fund assets were relatively small; the same strategies may not be available, and similar performance may not be achieved, when the Fund’s assets are larger. The performance shown includes an annual management fee of 1.00% and does not include any expenses paid by the predecessor’s investment advisor.

The since inception date is June 29, 2012, the date of inception of the Fund’s predecessor account. The past performance of the Fund and its predecessor account (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
**	The tables do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

Perritt Low Priced Stock Fund

Ten Largest Common Stock Holdings (Unaudited)

Kforce Inc. (KFRC) provides professional and technical specialty staffing services and solutions through three segments: Technology (Tech), Finance and Accounting (FA), and Government Solutions (GS). They serve clients in industries primarily in financial services, communications, insurance services, government sectors, and healthcare.

Mitel Networks Corp. (MITL) provides cloud and on-site business communications and collaboration software, services, and solutions through two segments, Enterprise and Cloud. The company sells its solutions through direct and indirect channels, as well as through strategic technology partnerships in the Americas, Europe, the Middle East, Africa, and the Asia-Pacific regions.

New Media Invt. Group, Inc. (NEWM) – invests in, owns, and operates local media in the United States. The company’s principal products include 142 daily newspapers, 326 weekly newspapers, 140 shoppers, and 569 locally-focused Websites, including Internet and mobile devices.

U.S. Silica Hldgs. Inc. (SLCA) produces and sells commercial silica in the United States. The company operates through two segments, Oil & Gas Proppants and Industrial & Specialty Products.

Carrizo Oil & Gas, Inc. (CRZO) together with its subsidiaries, engages in the exploration, development, and production of crude oil, natural gas liquids, and gas from resource plays primarily in the United States.

Gencor Industries, Inc. (GENC) designs, manufactures, and sells machinery and related equipment used to produce asphalt and highway construction materials. The company’s products include asphalt plants, combustion systems, and fluid heat transfer systems, which are manufactured in two facilities in the United States.

Kemet Corp. (KEM) together with its subsidiaries, manufactures and sells passive electronic components under the KEMET brand worldwide and the TOKIN brand in Japan and Korea. It offers tantalum, aluminum polymer, and ceramic capacitors; film, paper, and electrolytic capacitors; and electro magnetically compatible materials and components, piezo materials and actuators, and various types of sensors.

Modine Manufacturing Company (MOD) develops, manufactures, and markets engineered heat transfer systems and heat transfer components for use in on- and off-highway original equipment manufacturer vehicular applications. The company operates through Americas, Europe, Asia, and Building HVAC segments.

SMART Global Holdings, Inc. (SGH) designs, manufactures, and supplies specialty memory solutions worldwide. It also provides flash memory, USB, and serial advanced technology attachment products, as well as supply chain services.

CNO Financial Group, Inc. (CNO) develops, markets and administers health insurance, annuity, individual life insurance and other insurance products. The Company’s segments include Bankers Life, Washington National and Colonial Penn.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Perritt Low Priced Stock Fund

Allocation of Portfolio Investments (Unaudited)	April 30, 2018

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC. Percentages are based on total investments, at value.

Note:
For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

Perritt MicroCap Opportunities Fund

Schedule of Investments	April 30, 2018 (Unaudited)

Shares	COMMON STOCKS – 96.60%	Value
Aerospace & Defense – 2.07%
398,891	CPI Aerostructures,
	Inc.(a)	$3,809,409
		3,809,409
Auto Parts & Equipment – 4.30%
162,271	Miller Industries, Inc.	4,016,207
135,500	Motorcar Parts
	of America, Inc.
	(Acquired 9/10/12
	through 8/27/14,
	Cost $1,127,230)(a)(b)	2,380,000
10,500	Motorcar Parts
	of America, Inc.(a)	199,920
50,000	Stoneridge, Inc.(a)	1,316,500
		7,912,627
Automotive Retail – 0.34%
62,500	Lazydays
	Holdings, Inc.(a)	621,250
		621,250
Building Materials – 9.65%
225,000	BlueLinx
	Holdings, Inc.(a)	9,049,500
94,452	Global Brass & Copper
	Holdings, Inc.	2,833,560
471,677	Huttig Building
	Products, Inc.(a)	2,929,114
47,454	Insteel Industries, Inc.	1,425,044
87,400	PGT Innovations, Inc.(a)	1,525,130
		17,762,348
Business Services – 4.52%
115,000	GP Strategies Corp.(a)	2,397,750
171,383	PCM, Inc.(a)	2,219,410
397,969	PFSweb, Inc.(a)	3,697,132
		8,314,292
Chemical & Related Products – 8.30%
20,000	KMG Chemicals, Inc.	1,229,800
204,165	Northern Technologies
	International Corp.	6,094,325
387,738	OMNOVA
	Solutions, Inc.(a)	4,226,344
287,266	Trecora Resources(a)	3,720,095
		15,270,564
Commercial Banks – 7.33%
125,900	Bankwell Financial
	Group, Inc.	3,975,922

87,691	Berkshire Hills
	Bancorp, Inc.	$3,327,874
25,000	Bridgewater
	Bancshares, Inc.(a)	325,250
50,000	Esquire Financial
	Holdings, Inc.(a)	1,204,500
69,185	Triumph
	Bancorp, Inc.(a)	2,687,837
68,590	Veritex Holdings,
	Inc.(a)	1,969,905
		13,491,288
Commercial Services – 0.88%
65,000	TriState Capital
	Holdings, Inc.(a)	1,625,000
		1,625,000
Commercial Services & Supplies – 1.94%
352,573	InnerWorkings, Inc.(a)	3,560,987
		3,560,987
Construction & Engineering – 5.82%
30,000	Comfort Systems
	USA, Inc.	1,266,000
739,500	Hill International,
	Inc.(a)	3,919,350
132,776	IES Holdings, Inc.(a)	2,243,915
260,700	Limbach Holdings,
	Inc.(a)	3,274,392
		10,703,657
Consumer Products –
Manufacturing – 1.69%
114,000	Delta Apparel, Inc.(a)	2,062,260
39,000	Superior Uniform
	Group, Inc.	1,045,980
		3,108,240
Consumer Services – 1.23%
173,583	Primo Water Corp.(a)	2,263,523
		2,263,523
Data Processing, Hosting
and Related Services – 3.17%
330,000	Limelight
	Networks, Inc.(a)	1,702,800
386,926	Ooma, Inc.(a)	4,120,762
		5,823,562

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	April 30, 2018 (Unaudited)

Shares		Value
Electronic Equipment & Instruments – 1.30%
123,728	Bel Fuse, Inc. – Class B	$2,394,137
		2,394,137
Energy & Related Services – 1.70%
202,564	Matrix Service Co.(a)	3,119,485
		3,119,485
Financial Services – 7.28%
123,800	First Internet Bancorp	4,233,960
145,092	Hennessy Advisors, Inc.	2,872,822
53,124	Northeast Bancorp	1,035,918
40,950	Oppenheimer Holdings,
	Inc. – Class A	1,099,508
270,006	Silvercrest Asset
	Management Group,
	Inc. – Class A	4,158,092
		13,400,300
Food – 3.74%
101,533	Crimson Wine
	Group Ltd.(a)	926,996
116,981	Farmer Brothers Co.(a)	3,316,411
198,500	Landec Corp.(a)	2,640,050
		6,883,457
Industrial Goods – 1.89%
560,000	Hudson Technologies,
	Inc.(a)	2,452,800
35,000	Schnitzer Steel Industries,
	Inc. – Class A	1,030,750
		3,483,550
Insurance – 2.22%
240,000	Atlas Financial
	Holdings, Inc.(a)(e)	2,520,000
83,049	United Insurance
	Holdings Corp.	1,566,304
		4,086,304
Leisure – 0.83%
200,000	Century Casinos, Inc.(a)	1,536,000
		1,536,000
Machinery Manufacturing – 1.16%
98,700	Graham Corp.	2,129,946
		2,129,946
Medical Supplies & Services – 2.26%
79,150	Addus HomeCare
	Corp.(a)	4,155,375
		4,155,375

Private Equity & Venture Capital – 0.87%
160,000	BBX Capital Corp. –
	Class A	$1,596,800
		1,596,800
Real Estate Investment Trust – 4.68%
191,553	City Office Real Estate
	Investment Trust, Inc.	2,179,873
105,000	Community Healthcare
	Trust, Inc.	2,677,500
232,515	Global Medical
	REIT, Inc.	1,811,292
199,178	Resource Capital Corp.	1,943,977
		8,612,642
Retail – 1.01%
175,000	Kirkland’s, Inc.(a)	1,853,250
		1,853,250
Security Manufacturing – 0.91%
222,500	Horizon Global Corp.(a)	1,662,075
		1,662,075
Semiconductor Related Products – 4.86%
286,367	AXT, Inc.(a)	1,675,247
128,327	DSP Group, Inc.(a)	1,533,508
71,111	PDF Solutions, Inc.(a)	792,888
415,000	Photronics, Inc.(a)	3,174,750
69,000	Rudolph Technologies,
	Inc.(a)	1,749,150
		8,925,543
Software – 2.47%
190,700	American Software,
	Inc. – Class A	2,433,332
418,000	Zix Corp.(a)	2,110,900
		4,544,232
Specialty Manufacturing – 4.15%
63,141	Core Molding
	Technologies, Inc.	978,685
82,500	Federal Signal Corp.	1,786,950
327,696	LSI Industries, Inc.	2,008,776
188,733	Manitex International,
	Inc.(a)	1,942,063
50,000	Sparton Corp.(a)	923,500
		7,639,974
Telecommunications – 2.88%
700,000	Ceragon Networks
	Ltd.(a)(e)	1,841,000

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	April 30, 2018 (Unaudited)

Shares		Value
Telecommunications (Continued)
65,552	Digi International,
	Inc.(a)	$753,848
378,800	PC-Tel, Inc.	2,708,420
		5,303,268
Transportation – 1.15%
600,000	Radiant
	Logistics, Inc.(a)	2,118,000
		2,118,000
	TOTAL COMMON
	STOCKS
	(Cost $119,614,516)	$177,711,085

Contracts	WARRANTS – 0.00%	Value
Insurance – 0.00%
38,106	Emergent Capital,
Inc. Warrant;
Expiration: 10/06/2019,
Exercise Price
	$10.75(a)(c)	$—
TOTAL WARRANTS
	(Cost $0)	$—

Shares	SHORT-TERM	Value
	INVESTMENTS – 3.03%
5,561,463	Invesco Short Term
	Investments Government
	& Agency Portfolio –
	Class I 1.61%(d)	$5,561,463
	TOTAL SHORT-TERM
	INVESTMENTS
	(Cost $5,561,463)	$5,561,463
	Total Investments
	(Cost $125,175,979) –
	99.63%	$183,272,548
	Other Assets in
	Excess of
	Liabilities – 0.37%	689,117
	TOTAL NET ASSETS –
	100.00%
		$183,961,665

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Security was purchased in a transaction exempt from registration in the U.S. under the Securities Act of 1933 (the “Act”) and, unless registered under the Act, may only be sold pursuant to exemption from registration and, in the case of a Rule 144A offering under the Act, may only be sold to “qualified institutional buyers.” The value of this security is $2,380,000 or 1.29% of the Fund’s net assets. This security is deemed to be liquid.

(c)	The price for this security was derived from an estimate of fair value using methods approved by the Fund’s Board of Directors. This security represents $0 or 0.00% of the Fund’s net assets. This security is classified as Level 2 and is deemed to be illiquid.

(d)	Variable rate security; the rate shown is the effective rate as of April 30, 2018.

(e)	Foreign issued security.

The industry classifications listed above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments	April 30, 2018 (Unaudited)

Shares	COMMON STOCKS – 94.75%	Value
Aerospace & Defense – 0.87%
60,000	CPI Aerostructures, Inc.(a)	$573,000
		573,000
Air Transport – 1.33%
54,886	AeroCentury Corp.(a)	875,432
		875,432
Auto Parts & Equipment – 1.27%
90,000	Unique
	Fabricating, Inc.	837,000
		837,000
Business Services – 13.34%
50,000	BG Staffing, Inc.	953,500
350,000	CynergisTek, Inc.(a)	1,746,498
244,300	DLH Holdings Corp.(a)	1,424,269
275,000	Information Services
	Group, Inc.(a)	1,193,500
109,336	Innodata Isogen, Inc.(a)	125,736
80,000	PCM, Inc.(a)	1,036,000
50,000	Transcat, Inc.(a)	825,000
125,000	USA Technologies,
	Inc.(a)	1,093,750
701,005	WidePoint Corp.(a)	413,383
		8,811,636
Chemical & Related Products – 2.31%
320,000	Flexible Solutions
	International, Inc.(a)	453,504
36,000	Northern Technologies
	International Corp.	1,074,600
		1,528,104
Chemical Manufacturing – 1.37%
200,000	Intrepid Potash, Inc.(a)	906,000
		906,000
Computer & Electronic
Product Manufacturing – 1.56%
200,000	Dynatronics Corp.(a)	600,000
1,000,000	Singing Machine
	Co., Inc.(a)	430,000
		1,030,000
Computer and Electronic
Product Manufacturing – 1.90%
381,799	Luna Innovations,
	Inc.(a)	1,256,119
		1,256,119

Computers & Electronics – 0.57%
35,000	Napco Security
	Technologies, Inc.(a)	$374,500
		374,500
Construction & Engineering – 4.71%
65,353	Gencor Industries,
	Inc.(a)	1,016,239
150,000	Hill International,
	Inc.(a)	795,000
40,000	Layne Christensen
	Co.(a)	564,400
12,500	NV5 Global, Inc.(a)	735,625
		3,111,264
Consumer Goods – 1.27%
35,000	MCBC Holdings, Inc.(a)	840,000
		840,000
Consumer Products – Distributing – 1.09%
400,000	US Auto Parts
	Network, Inc.(a)	720,000
		720,000
Consumer Services – 1.32%
100,000	Xcel Brands, Inc.(a)	310,000
50,000	ZAGG, Inc.(a)	560,000
		870,000
Diversified Financials – 1.76%
90,000	Safeguard
	Scientifics, Inc.(a)	1,165,500
		1,165,500
Electronic Equipment & Instruments – 0.58%
75,000	Iteris, Inc.(a)	380,250
		380,250
Energy & Related Services – 2.91%
145,000	DHT Holdings, Inc.(d)	526,350
65,000	Matrix Service Co.(a)	1,001,000
121,000	Mitcham
	Industries, Inc.(a)	394,460
		1,921,810
Environmental Services – 0.68%
236,801	Quest Resource
	Holding Corp.(a)	447,554
		447,554

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	April 30, 2018 (Unaudited)

Shares		Value
Financial Holding Company – 0.62%
79,300	CCUR Holdings, Inc.	$412,360
		412,360
Financial Services – 6.60%
65,000	AMREP Corp.(a)	469,625
35,000	First Internet Bancorp	1,197,000
36,000	Hennessy Advisors, Inc.	712,800
50,000	HopFed Bancorp, Inc.	749,500
52,500	Silvercrest Asset
	Management Group,
	Inc. – Class A	808,500
150,851	US Global Investors,
	Inc.	417,857
		4,355,282
Food – 0.50%
40,000	Willamette Valley
	Vineyards, Inc.(a)	332,000
		332,000
Health Care – 0.98%
122,917	Rockwell Medical
	Technologies, Inc.(a)	650,231
		650,231
Industrial Goods – 0.93%
139,900	Hudson Technologies,
	Inc.(a)	612,762
		612,762
Insurance – 1.79%
50,000	Atlas Financial
	Holdings, Inc.(a)(d)	525,000
35,000	United Insurance
	Holdings Corp.	660,100
		1,185,100
Leisure – 3.71%
97,322	Century Casinos, Inc.(a)	747,433
1,534,599	Galaxy Gaming, Inc.(a)	1,703,405
		2,450,838
Machinery Manufacturing – 1.52%
125,000	ASV Holdings, Inc.(a)	1,001,250
		1,001,250
Medical Supplies & Services – 7.05%
24,500	Addus HomeCare
	Corp.(a)	1,286,250
75,049	Birner Dental Management
	Services, Inc.(a)	525,343

649,000	First Choice Healthcare
	Solutions, Inc.(a)	$824,230
62,190	Lakeland Industries,
	Inc.(a)	805,360
200,000	Sensus Healthcare,
	Inc.(a)	1,214,000
		4,655,183
Merchant Wholesalers, Nondurable Goods – 0.74%
515,000	Innovative Food
	Holdings, Inc.(a)	489,250
		489,250
Motion Pictures – 0.72%
100,000	Ballantyne
	Strong, Inc.(a)	475,010
		475,010
Oil & Gas Services – 2.16%
400,000	Profire Energy, Inc.(a)	1,428,000
		1,428,000
Pharmaceuticals – 2.39%
154,300	ImmuCell Corp.(a)	1,129,476
55,000	Juniper Pharmaceuticals,
	Inc.(a)	448,250
		1,577,726
Professional, Scientific, and Technical Services – 2.60%
135,000	AutoWeb, Inc.(a)	492,750
350,000	CUI Global, Inc.(a)	962,500
240,000	Sigma Labs, Inc.(a)	261,600
		1,716,850
Real Estate Investment Trusts – 2.22%
170,000	Global Self
	Storage, Inc.	710,600
210,000	Sachem Capital Corp.	756,000
		1,466,600
Retail – 2.67%
100,000	Build-A-Bear
	Workshop, Inc.(a)	910,000
500,000	Christopher &
	Banks Corp.(a)	530,000
325,000	OurPet’s Co.(a)	321,750
		1,761,750

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	April 30, 2018 (Unaudited)

Shares		Value
Semiconductor Related Products – 1.45%
82,181	AXT, Inc.(a)	$480,759
40,000	DSP Group, Inc.(a)	478,000
		958,759
Software – 4.87%
80,000	Asure Software, Inc.(a)	1,211,200
100,000	BSQUARE Corp.(a)	450,000
215,000	Evolving Systems, Inc.(a)	806,250
200,000	GlobalSCAPE, Inc.	746,000
		3,213,450
Specialized Consumer Services – 0.59%
550,000	XpresSpa Group, Inc.(a)	390,500
		390,500
Specialty Manufacturing – 10.98%
200,000	Aspen Aerogels, Inc.(a)	900,000
40,064	Continental
	Materials Corp.(a)	759,530
93,500	CTI Industries Corp.(a)	374,000
120,000	Data I/O Corp.(a)	752,400
12,500	Hurco Companies, Inc.	552,500
33,691	Kewaunee
	Scientific Corp.	1,164,024
88,467	Pioneer Power
	Solutions, Inc.(a)	521,955
170,000	Polar Power, Inc.(a)	1,005,550
29,100	Sparton Corp.(a)	537,477
80,000	Tecnoglass, Inc.(d)	679,200
		7,246,636
Telecommunications – 0.82%
550,000	Mobivity
	Holdings Corp.(a)	544,500
		544,500
	TOTAL COMMON
	STOCKS
	(Cost $49,235,907)	$62,572,206

Contracts	WARRANTS – 0.00%	Value
Telecommunications – 0.00%
Mobivity Holdings Corp.
165,000	Expiration: 03/11/2019,
Exercise Price $1.20
(Acquired 03/11/2014,
	Cost $0)(a)(b)	$—
TOTAL WARRANTS
	(Cost $0)	$—

Shares	SHORT-TERM	Value
	INVESTMENTS – 4.97%
3,278,694	Invesco Short Term
	Investments Government
	& Agency Portfolio –
	Class I 1.61%(c)	$3,278,694
	TOTAL SHORT-TERM
	INVESTMENTS
	(Cost $3,278,694)	$3,278,694
	Total Investments
	(Cost $52,514,601) –
	99.72%	$65,850,900
	Other Assets in
	Excess of
	Liabilities – 0.28%	183,808
	TOTAL NET ASSETS –
	100.00%	$66,034,708

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	The price for this security was derived from an estimate of fair market value using methods approved by the Fund’s Board of Directors. This security represents $0 or 0.00% of the Fund’s Net Assets. This security was classified as Level 2 and is considered to be illiquid.

(c)	Variable rate security; the rate shown is the effective rate as of April 30, 2018.

(d)	Foreign issued security.

The industry classifications listed above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Low Priced Stock Fund

Schedule of Investments	April 30, 2018 (Unaudited)

Shares	COMMON STOCKS – 98.19%	Value
Administrative & Support Services – 2.29%
7,100	Kforce, Inc.	$188,505
		188,505
Air Transportation – 1.51%
3,000	Hawaiian Holdings,
	Inc.	123,600
		123,600
Auto Parts & Equipment – 5.27%
4,000	Miller Industries, Inc.	99,000
8,000	Modine
	Manufacturing Co.(a)	137,600
6,000	Superior Industries
	International, Inc.	78,900
4,000	Tower International,
	Inc.	118,000
		433,500
Automobile Manufacturers – 0.92%
2,000	Winnebago
	Industries, Inc.	75,800
		75,800
Biotechnology – 1.23%
7,000	Innoviva, Inc.(a)	101,500
		101,500
Building Material, Garden
Equipment & Supplies Dealers – 0.42%
2,000	BMC Stock
	Holdings, Inc.(a)	34,500
		34,500
Building Products – 2.29%
7,000	Builders
	FirstSource, Inc.(a)	127,610
1,500	USG Corp.(a)	60,345
		187,955
Business Services – 3.99%
2,000	Darling Ingredients,
	Inc.(a)	34,280
29,515	Information Services
	Group, Inc.(a)	128,095
10,000	New Media Investment
	Group, Inc.	165,800
		328,175

Chemical & Related Products – 1.46%
11,000	OMNOVA Solutions,
	Inc.(a)	$119,900
		119,900
Commercial Banks – 1.01%
2,900	Veritex Holdings, Inc.(a)	83,288
		83,288
Commercial Services & Supplies – 2.94%
10,000	ACCO Brands Corp.	120,500
12,000	InnerWorkings, Inc.(a)	121,200
		241,700
Communications Equipment – 3.21%
9,000	Extreme Networks,
	Inc.(a)	96,300
15,000	Mitel Networks
	Corp.(a)(c)	167,400
		263,700
Computer & Electronic
Product Manufacturing – 1.09%
5,000	Electro Scientific
	Industries, Inc.(a)	90,000
		90,000
Construction & Engineering – 6.07%
4,000	Chicago Bridge &
	Iron Co. NV(c)	60,400
9,000	Gencor
	Industries, Inc.(a)	139,950
20,000	Hill International,
	Inc.(a)	106,000
5,000	IES Holdings, Inc.(a)	84,500
6,000	Sterling Construction
	Co, Inc.(a)	66,780
2,000	Tutor Perini Corp.(a)	41,300
		498,930
Consumer Services – 2.22%
8,000	Primo Water Corp.(a)	104,320
7,000	ZAGG, Inc.(a)	78,400
		182,720
Credit Intermediation
& Related Activities – 2.71%
7,000	FNB Corp.	91,000
13,000	United Community
	Financial Corp.	131,690
		222,690

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Low Priced Stock Fund

Schedule of Investments (Continued)	April 30, 2018 (Unaudited)

Shares		Value
Data Processing, Hosting
and Related Services – 0.63%
10,000	Limelight
	Networks, Inc.(a)	$51,600
		51,600
Diversified Chemicals – 0.94%
14,000	LSB Industries, Inc.(a)	77,420
		77,420
Electronic Equipment & Instruments – 2.78%
2,000	Orbotech Ltd.(a)(c)	116,840
8,000	TTM Technologies,
	Inc.(a)	111,520
		228,360
Electronic Manufacturing Services – 1.68%
8,000	KEMET Corp.(a)	137,760
		137,760
Energy & Related Services – 2.08%
10,000	McDermott
	International, Inc.(a)(c)	66,000
10,000	Newpark Resources,
	Inc.(a)	105,000
		171,000
Engines & Turbines – 0.55%
2,000	TPI Composites, Inc.(a)	45,300
		45,300
Financial Services – 1.47%
3,000	B of I Holding, Inc.(a)	120,840
		120,840
Gold – 1.90%
5,400	Kirkland Lake
	Gold Ltd.(c)	94,230
30,000	McEwen Mining, Inc.	62,400
		156,630
Health Care – 0.96%
15,000	Rockwell Medical,
	Inc.(a)	79,350
		79,350
Health Care Providers & Services – 1.32%
6,000	Select Medical
	Holdings Corp.(a)	108,300
		108,300

Health Care Services – 1.58%
4,000	Cross Country
	Healthcare, Inc. (a)	$50,320
6,000	RadNet, Inc.(a)	79,500
		129,820
Hotels, Resorts & Cruise Lines – 1.13%
9,000	Playa Hotels
	& Resorts NV(a)(c)	92,700
		92,700
Household Durables – 1.01%
7,000	Lifetime Brands, Inc.	83,300
		83,300
Industrial Goods – 1.33%
25,000	Hudson
	Technologies, Inc.(a)	109,500
		109,500
Insurance – 1.64%
6,300	CNO Financial
	Group, Inc.	135,072
		135,072
Integrated Mining & Precious Metals – 0.76%
9,000	Hudbay Minerals, Inc.(c)	62,550
		62,550
Internet Software & Services – 1.51%
4,000	Carbonite, Inc.(a)	124,400
		124,400
Investment Banking & Brokerage – 1.41%
35,000	Ladenburg Thalmann
	Financial Services, Inc.	116,200
		116,200
IT Consulting – 1.20%
4,000	Perficient, Inc.(a)	98,920
		98,920
Machinery Manufacturing – 0.96%
3,000	Nova Measuring
	Instruments Ltd.(a)(c)	78,750
		78,750
Medical Supplies & Services – 1.22%
1,500	AMN Healthcare
	Services, Inc.(a)	100,275
		100,275

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Low Priced Stock Fund

Schedule of Investments (Continued) April 30, 2018 (Unaudited)

Shares		Value
Mining – 0.93%
20,000	Hecla Mining
	Co. – ADR	$76,600
		76,600
Movies & Entertainment – 1.27%
6,000	AMC Entertainment
	Holdings, Inc. –
	Class A	104,700
		104,700
Oil & Gas – 0.85%
5,000	Callon Petroleum Co.(a)	69,550
		69,550
Oil & Gas – Equipment & Services – 1.83%
5,000	US Silica Holdings, Inc.	150,550
		150,550
Oil & Gas – Exploration & Production – 1.71%
7,000	Carrizo Oil
	& Gas, Inc.(a)	140,490
		140,490
Paper Products – 1.30%
8,000	Mercer International,
	Inc.	107,200
		107,200
Pharmaceuticals – 2.06%
1,000	Cambrex Corp.(a)	52,950
7,000	Corcept Therapeutics,
	Inc.(a)	116,760
		169,710
Real Estate Investment Trusts – 3.72%
8,000	Medical Properties
	Trust, Inc.	102,240
13,200	New Senior Investment
	Group, Inc.	113,784
6,000	Physicians Realty Trust	89,640
		305,664
Regional Banks – 1.52%
7,000	First Foundation, Inc.(a)	125,230
		125,230
Semiconductor Equipment – 2.65%
5,000	Cohu, Inc.	107,000
5,000	Ichor Holdings Ltd.(a)(c)	110,500
		217,500

Semiconductor Related Products – 3.90%
3,000	Entegris, Inc.	$96,600
4,000	Kulicke & Soffa
	Industries, Inc.(a)	91,560
11,600	Photronics, Inc.(a)	88,740
2,500	Ultra Clean
	Holdings, Inc.(a)	43,775
		320,675
Semiconductors – 1.67%
3,500	SMART Global
	Holdings, Inc.(a)(c)	137,025
		137,025
Software – 0.60%
9,700	Zix Corp.(a)	48,985
		48,985
Specialty Chemicals – 1.34%
5,000	Ferro Corp.(a)	110,050
		110,050
Specialty Manufacturing – 2.82%
4,500	Mueller Water
	Products, Inc.	44,055
15,000	Tecnoglass, Inc.(c)	127,350
3,000	Wabash National Corp.	60,180
		231,585
Specialty Stores – 1.05%
4,000	MarineMax, Inc.(a)	86,400
		86,400
Television Broadcasting Stations – 0.90%
7,000	TEGNA, Inc.	73,990
		73,990
Trucking – 0.40%
4,000	Daseke, Inc.(a)	33,120
		33,120
Water Transportation – 0.98%
10,000	Golden Ocean
	Group Ltd.(c)	80,800
		80,800
	TOTAL COMMON
	STOCKS
	(Cost $7,115,936)	$8,074,334

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Low Priced Stock Fund

Schedule of Investments (Continued) April 30, 2018 (Unaudited)

Shares		Value
	SHORT-TERM
	INVESTMENTS – 1.75%
143,811	Invesco Short Term
	Investments Government
	& Agency Portfolio –
	Class I 1.61%(b)	$143,811
	TOTAL SHORT-TERM
	INVESTMENTS
	(Cost $143,811)	$143,811
	Total Investments
	(Cost $7,259,747) –
	99.94%	$8,218,145
	Other Assets in
	Excess of
	Liabilities – 0.06%	4,744
	TOTAL NET ASSETS –
	100.00%	$8,222,889

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	Non-income producing security.

(b)	Variable rate security; the rate shown is the effective rate as of April 30, 2018.

(c)	Foreign issued security.

The industry classifications listed above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Funds, Inc.

Statements of Assets and Liabilities

April 30, 2018 (Unaudited)

	Perritt MicroCap Opportunities Fund	Perritt Ultra MicroCap Fund	Perritt Low Priced Stock Fund
Assets:
Investments in securities, at value	$183,272,548	$65,850,900	$8,218,145
Receivable for investments sold	861,401	430,102	—
Dividends and interest receivable	14,270	4,253	1,335
Prepaid expenses	28,277	11,888	19,029
Receivable for fund shares issued	101,261	31,699	—
Total Assets	184,277,757	66,328,842	8,238,509
Liabilities:
Payable for investments purchased	—	146,868	—
Payable for fund shares purchased	57,660	23,373	—
Payable to officer & directors	24,536	29,980	—
Payable to Advisor	153,082	67,315	480
Accrued expenses & other liabilities	80,814	26,598	15,140
Total Liabilities	316,092	294,134	15,620
Net Assets	$183,961,665	$66,034,708	$8,222,889

Net Assets Consist of:
Capital Stock	$104,609,650	$51,460,242	$6,889,076
Accumulated net investment loss	(351,168)	(683,649)	(14,322)
Accumulated undistributed net realized gain on investments sold	21,606,614	1,921,816	389,737
Net unrealized appreciation on investments	58,096,569	13,336,299	958,398
Total Net Assets	$183,961,665	$66,034,708	$8,222,889

Capital Stock, $0.0001 par value
Authorized	100,000,000	100,000,000	100,000,000
Outstanding	6,017,488	4,006,393	434,673
Net Assets	$183,961,665	$66,034,708	$8,222,889
Net asset value and offering price per share	$30.57	$16.48	$18.92
Cost of Securities	$125,175,979	$52,514,601	$7,259,747

The accompanying notes to financial statements are an integral part of this statement.

Perritt Funds, Inc.

Statements of Operations

For the Six Months Ended April 30, 2018 (Unaudited)

	Perritt MicroCap Opportunities Fund	Perritt Ultra MicroCap Fund	Perritt Low Priced Stock Fund
Investment Income:
Dividend income	$858,217	$237,716	$39,716
Less: Foreign taxes withheld and issuance fees	—	—	(33)
Interest income	20,789	16,329	1,450
Total investment income	879,006	254,045	41,133
Expenses:
Investment advisory fee	945,789	419,842	39,896
Shareholder servicing	90,583	41,729	13,654
Administration fee	57,223	19,003	5,021
Fund accounting expenses	40,590	13,971	3,093
Officer & directors’ fees & expenses	37,190	37,190	8,625
Professional fees	16,696	15,975	14,632
Federal & state registration fees	13,340	12,722	11,025
Printing & mailing fees	12,210	5,849	2,897
Custodian fees	8,098	3,877	875
Interest expense	911	—	—
Other expense	7,544	3,201	1,618
Total expenses	1,230,174	573,359	101,336
Less contractual waiver	—	—	(37,256)
Less voluntary waiver	—	—	(8,625)
Total expenses net of waivers	1,230,174	573,359	55,455
Net investment loss	(351,168)	(319,314)	(14,322)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	21,653,306	1,916,994	401,667
Change in unrealized depreciation on investments	(18,394,779)	(1,901,751)	(393,576)
Net realized and unrealized gain on investments	3,258,527	15,243	8,091
Net increase (decrease) in net assets resulting from operations	$2,907,359	$(304,071)	$(6,231)

The accompanying notes to financial statements are an integral part of this statement.

Perritt MicroCap Opportunities Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2018 (Unaudited)	For the Year Ended October 31, 2017
Operations:
Net investment loss	$(351,168)	$(1,062,704)
Net realized gain on investments	21,653,306	46,860,920
Net increase (decrease) in unrealized appreciation (depreciation) on investments	(18,394,779)	9,414,458
Net increase in net assets resulting from operations	2,907,359	55,212,674
Dividends and Distributions to Shareholders:
Net investment income	—	(614,595)
Net realized gains	(45,812,458)	(24,942,672)
Total dividends and distributions	(45,812,458)	(25,557,267)
Capital Share Transactions:
Proceeds from shares issued	12,299,276	21,713,650
Reinvestment of distributions	43,395,030	24,470,175
Cost of shares redeemed	(54,277,738)	(112,669,167)
Redemption fees	5,509	7,011
Net increase (decrease) in net assets from capital share transactions	1,422,077	(66,478,331)
Total Decrease in Net Assets	(41,483,022)	(36,822,924)
Net Assets
Beginning of the period	225,444,687	262,267,611
End of the period	$183,961,665	$225,444,687
Accumulated net investment income/(loss)	$(351,168)	$—
Capital Share Transactions:
Shares sold	403,625	609,471
Shares issued on reinvestment of distributions	1,480,953	720,748
Shares redeemed	(1,708,646)	(3,160,870)
Net increase (decrease) from capital share transactions	175,932	(1,830,651)

The accompanying notes to financial statements are an integral part of this statement.

Perritt Ultra MicroCap Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2018 (Unaudited)	For the Year Ended October 31, 2017
Operations:
Net investment loss	$(319,314)	$(661,843)
Net realized gain on investments	1,916,994	7,563,499
Net increase (decrease) in unrealized appreciation (depreciation) on investments	(1,901,751)	6,729,600
Net increase (decrease) in net assets resulting from operations	(304,071)	13,631,256
Dividends and Distributions to Shareholders:
Net realized gains	(7,255,839)	(2,587,145)
Total dividends and distributions	(7,255,839)	(2,587,145)
Capital Share Transactions:
Proceeds from shares issued	3,145,431	15,342,310
Reinvestment of distributions	6,905,064	2,426,585
Cost of shares redeemed	(6,092,385)	(13,525,515)
Redemption fees	524	12,098
Net increase in net assets from capital share transactions	3,958,634	4,255,478
Total Increase/(Decrease) in Net Assets	(3,601,276)	15,299,589
Net Assets
Beginning of the period	69,635,984	54,336,395
End of the period	$66,034,708	$69,635,984
Accumulated undistributed net investment loss	$(683,649)	$(364,335)
Capital Share Transactions:
Shares sold	186,092	912,976
Shares issued on reinvestment of distributions	415,217	157,163
Shares redeemed	(360,187)	(819,460)
Net increase from capital share transactions	241,122	250,679

The accompanying notes to financial statements are an integral part of this statement.

Perritt Low Priced Stock Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2018 (Unaudited)	For the Year Ended October 31, 2017
Operations:
Net investment loss	$(14,322)	$(40,126)
Net realized gain on investments	401,667	602,089
Net increase in unrealized appreciation (depreciation) on investments	(393,576)	1,057,916
Net increase (decrease) in net assets resulting from operations	(6,231)	1,619,879
Dividends and Distributions to Shareholders:
Net realized gains	(401,664)	—
Total dividends and distributions	(401,664)	—
Capital Share Transactions:
Proceeds from shares issued	1,578,037	2,202,538
Reinvestment of distributions	400,458	—
Cost of shares redeemed	(503,555)	(2,367,256)
Redemption fees	238	345
Net increase/(decrease) in net assets from capital share transactions	1,475,178	(164,373)
Total Increase in Net Assets	1,067,283	1,455,506
Net Assets
Beginning of the period	7,155,606	5,700,100
End of the period	$8,222,889	$7,155,606
Accumulated net investment loss	$(14,322)	$—
Capital Share Transactions:
Shares Sold	81,352	123,609
Shares issued on reinvestment of distributions	20,987	—
Shares redeemed	(26,327)	(131,452)
Net increase/(decrease) from capital share transactions	76,011	(7,843)

The accompanying notes to financial statements are an integral part of this statement.

Perritt MicroCap Opportunities Fund

Financial Highlights

For a Fund share outstanding throughout the year/period
	For the Six Months Ended April 30, 2018	For the Years Ended October 31,
		2017	2016	2015	2014	2013
	(Unaudited)
Net asset value, beginning of year/period	$38.59	$34.18	$32.52	$36.00	$37.38	$26.47
Income/(loss) from investment operations:
Net investment income/(loss)[2]	(0.06)	(0.15)	0.13	0.04	(0.18)	(0.06)
Net realized and unrealized gain/(loss) on investments	0.43	7.94	2.06	(1.10)	2.29	11.21
Total from investment operations	0.37	7.79	2.19	(1.06)	2.11	11.15
Less dividends and distributions:
From net investment income	—	(0.09)	—	—	—	(0.24)
Distributions from net realized gains	(8.39)	(3.29)	(0.53)	(2.42)	(3.49)	—
Total dividends and distributions	(8.39)	(3.38)	(0.53)	(2.42)	(3.49)	(0.24)
Redemption fees[2,3]	—	—	—	—	—	—
Net asset value, end of year/period	$30.57	$38.59	$34.18	$32.52	$36.00	$37.38
Total return[1]	2.12%[5]	24.20%	6.85%	(3.07)%	6.17%	42.46%
Supplemental data and ratios:
Net assets, end of year/period (in thousands)	$183,962	$225,445	$262,268	$372,768	$462,716	$463,469
Ratio of net expenses to average net assets	1.30%[4]	1.23%	1.23%	1.21%	1.19%	1.22%
Ratio of net investment income/(loss) to average net assets	(0.37%)[4]	(0.41%)	0.41%	0.12%	(0.51%)	(0.20%)
Portfolio turnover rate	4.9%[5]	18.0%	6.2%	20.7%	29.1%	41.4%

[1]	Total return reflects reinvested dividends but does not reflect the impact of taxes.
[2]	Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the year/period.
[3]	Amount is less than $0.01 per share.
[4]	Annualized.
[5]	Not annualized.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund\

Financial Highlights

For a Fund share outstanding throughout the year/period

	For the Six Months Ended April 30,	For the Years Ended October 31,
	2018	2017	2016	2015	2014	2013
	(Unaudited)
Net asset value, beginning of year/period	$18.49	$15.46	$14.39	$16.79	$16.23	$11.50
Income/(loss) from investment operations:
Net investment income/(loss)[2]	(0.07)	(0.18)	0.07	(0.06)	(0.19)	(0.15)
Net realized and unrealized gain/(loss) on investments	(0.01)	3.94	1.22	(0.06)	1.12	4.88
Total from investment operations	(0.08)	3.76	1.29	(0.12)	0.93	4.73
Less dividends and distributions:
Distributions from net realized gains	(1.93)	(0.73)	(0.22)	(2.29)	(0.39)	—
Total dividends and distributions	(1.93)	(0.73)	(0.22)	(2.29)	(0.39)	—
Redemption fees[2]	— [3]	— [3]	— [3]	0.01	0.02	— [3]
Net asset value, end of year/period	$16.48	$18.49	$15.46	$14.39	$16.79	$16.23
Total return[1]	(0.54%)[5]	25.27%	9.11%	(0.82%)	5.96%	41.13%
Supplemental data and ratios:
Net assets, end of year/period (in thousands)	$66,035	$69,636	$54,336	$60,053	$67,571	$82,000
Ratio of net expenses to average net assets	1.71%[4]	1.70%	1.77%	1.75%	1.56%	1.75%
Ratio of net investment income/(loss) to average net assets	(0.95%)[4]	(1.07%)	0.48%	(0.43%)	(1.06%)	(1.14%)
Portfolio turnover rate	9.6%[5]	43.0%	18.1%	30.1%	64.2%	33.9%

[1]	Total return reflects reinvested dividends but does not reflect the impact of taxes.
[2]	Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the year/period.
[3]	Amount is less than $0.01 per share.
[4]	Annualized.
[5]	Not annualized.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Low Priced Stock Fund

Financial Highlights

For a Fund share outstanding throughout the year/period

	For the Six Months Ended April 30,	For the Years Ended October 31,			For the Period From February 28, 2014[4] to October 31,
	2018	2017	2016	2015	2014
	(Unaudited)
Net asset value, beginning of year/period	$19.95	$15.55	$15.39	$14.15	$15.00
Income/(loss) from investment operations:
Net investment loss[2]	(0.03)	(0.11)	(0.04)	(0.01)	(0.06)
Net realized and unrealized gain/(loss) on investments	0.09	4.51	0.20	1.25	(0.79)
Total from investment operations	0.06	4.40	0.16	1.24	(0.85)
Less dividends and distributions:
Distributions from net realized gains	(1.09)	—	—	—	—
Total dividends and distributions	(1.09)	—	—	—	—
Redemption fees[2,3]	—	—	—	—	—
Net asset value, end of year/period	$18.92	$19.95	$15.55	$15.39	$14.15
Total return[1]	0.19%[7]	28.28%	1.04%	8.76%	(5.67%)[5]
Supplemental data and ratios:
Net assets, end of period (in thousands)	$8,223	$7,156	$5,700	$4,612	$2,090
Ratio of net expenses to average net assets	1.39%[6]	1.39%	1.39%	1.49%[8]	1.50%[6]
Ratio of net investment loss to average net assets	(0.36%)[6]	(0.61%)	(0.28%)	(0.08%)	(0.67%)[6]
Ratio of expenses (prior to reimbursement) to average net assets	2.54%[6]	2.65%	3.25%	4.90%	7.15%[6]
Ratio of net investment loss (prior to reimbursement) to average net assets	(1.51%)[6]	(1.87%)	(2.14%)	(3.49%)	(6.32%)[6]
Portfolio turnover rate	25.9%[7]	75.0%	62.7%	76.6%	49.0%[7]

[1]	Total return reflects reinvested dividends but does not reflect the impact of taxes.
[2]	Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the year/period.
[3]	Amount is less than $0.01 per share.
[4]	Commencement of operations.
[5]	The total return figure is the since inception return for the Fund which commenced operations on February 28, 2014.
[6]	Annualized.
[7]	Not annualized.
[8]	Effective October 1, 2015, the Advisor expense limit was reduced from 1.50% to 1.39%. See Note 4.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited)

April 30, 2018 (Unaudited)

1.	Organization

Perritt Funds, Inc. (the “Corporation”) was organized on March 19, 2004 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company, with each series below being a diversified fund. The Corporation currently consists of the following series: Perritt MicroCap Opportunities Fund (“MicroCap Fund”), Perritt Ultra MicroCap Fund (“Ultra MicroCap Fund”) and Perritt Low Priced Stock Fund (“Low Priced Stock Fund”) (each, a “Fund,” and collectively, the “Funds”). Perritt MicroCap Opportunities Fund, Inc., the predecessor to the MicroCap Fund, commenced operations on April 11, 1988. As part of a plan of reorganization, on February 28, 2013, Perritt MicroCap Opportunities Fund, Inc. merged into the MicroCap Fund, a series within the Corporation. The Perritt Low Priced Stock Fund commenced operations on February 28, 2014. The MicroCap Fund’s investment objective is to invest in mainly common stocks of companies with market capitalizations that are below $500 million at the time of the initial purchase. The Ultra MicroCap Fund’s investment objective is to invest in mainly common stocks of companies with market capitalizations that are below $300 million at the time of the initial purchase. The Low Priced Stock Fund’s investment objective is to invest mainly in common stocks of companies with market capitalization that are below $3 billion and traded at or below $15 per share at the time of initial purchase. The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification topic 946 “Financial Services – Investment Companies.”

2.	Summary of Significant Accounting Policies

a.	Exchange-listed securities are generally valued at the last sales price reported by the principal security exchange on which the security is traded, or if no sale is reported, the mean between the latest bid and ask price unless the Funds’ investment advisor believes that the mean does not represent a fair value, in which case the securities are fair valued as set forth below. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. Demand notes, commercial paper, U.S. Treasury Bills and warrants are stated at fair value using market prices if available, or a pricing service when such prices are believed to reflect fair value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Funds’ advisor under procedures established by and under the supervision of the Board of Directors of the Funds. The Funds’ fair value procedures allow for the use of certain methods performed by the Funds’ advisor to value those securities for which market quotations are not readily available, at a price that a Fund might reasonably expect to receive upon a sale of such securities. For example, these methods may be based on a multiple of earnings, or a discount from market of a similar freely traded security, or a yield to maturity with respect to debt issues, or a combination of these and other methods.

b.	Net realized gains and losses on securities are computed using the first-in, first-out method.

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited)

c.	Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Distributions received from real estate investment trusts (“REITs”) are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution. Return of capital distributions received from REIT securities and partnerships are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Investment and shareholder transactions are recorded on the trade date.

d.	Each Fund is charged for those expenses that are directly attributable to it. Expenses that are not readily identifiable to a specific Fund are generally allocated among the Funds in proportion to the relative net assets of the Funds.

e.	Provision has not been made for federal income tax since the Funds have each elected to be taxed as a “regulated investment company” and intend to distribute substantially all income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

f.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

g.	Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. The Funds may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and realized gain distributions, including reclassifying net operating losses, as determined annually in accordance with federal tax regulations which may differ from GAAP. The MicroCap Fund has reclassified the components of its capital accounts for the year ended October 31, 2017, by increasing paid-in capital by $19,194, decreasing accumulated net investment loss by $1,029,283 and decreasing accumulated net realized gain by $1,048,477. The Ultra MicroCap Fund has reclassified the components of its capital accounts for the year ended October 31, 2017, by decreasing accumulated net investment loss by $297,508 and decreasing accumulated net realized gain by $297,508. The Low Priced Stock Fund has reclassified the components of its capital accounts for the year ended October 31, 2017 by decreasing accumulated net investment loss by $53,094 and increasing accumulated net realized loss by $53,094.

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

h.	As of and during the six months ended April 30, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the six months ended April 30, 2018, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for any tax years before 2014.

3.	Security Valuation

GAAP establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. GAAP also requires additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

● Level 1 –	Quoted prices in active markets for identical securities.

● Level 2 –	Other significant observable inputs (including quoted prices for similar securities or the identical security on an inactive market, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ net assets as of April 30, 2018:

Perritt MicroCap Opportunities Fund

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$14,274,035	$—	$—	$14,274,035
Consumer Staples	9,146,980	—	—	9,146,980
Energy	3,119,486	—	—	3,119,486
Financial	34,546,868	—	—	34,546,868
Health Care	4,155,375	—	—	4,155,375
Industrials	55,612,393	—	—	55,612,393
Information Technology	28,786,521	—	—	28,786,521
Materials	17,280,000	—	—	17,280,000
Real Estate Investment Trusts	6,668,665	—	—	6,668,665
Telecommunication Services	4,120,762	—	—	4,120,762
Total Common Stocks	177,711,085	—	—	177,711,085
Warrants
Financial	—	0	—	—
Total Warrants	—	—	—	—
Short-Term Investments	5,561,463	—	—	5,561,463
Total Investments in Securities	$183,272,548	$—	$—	$183,272,548

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Perritt Ultra MicroCap Fund

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$9,954,458	$—	$—	$9,954,458
Consumer Staples	821,250	—	—	821,250
Energy	4,249,810	—	—	4,249,810
Financial	6,992,257	—	—	6,992,257
Health Care	9,588,302	—	—	9,588,302
Industrials	13,462,643	469,625	—	13,932,267
Information Technology	13,209,957	—	—	13,209,957
Materials	3,113,304	—	—	3,113,304
Real Estate Investment Trusts	710,600	—	—	710,600
Total Common Stocks	62,102,581	469,625	—	62,572,206
Warrants
Information Technology	—	0	—	—
Total Warrants	—	—	—	—
Short-Term Investments	3,278,694	—	—	3,278,694
Total Investments in Securities	$65,381,275	$469,625	$—	$65,850,900
Perritt Low Priced Stock Fund
Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$1,095,590	$—	$—	$1,095,590
Consumer Staples	138,600	—	—	138,600
Energy	531,590	—	—	531,590
Financial	803,320	—	—	803,320
Health Care	688,955	—	—	688,955
Industrials	1,747,145	—	—	1,747,145
Information Technology	1,925,770	—	—	1,925,770
Materials	837,700	—	—	837,700
Real Estate Investment Trusts	305,664	—	—	305,664
Total Common Stocks	8,074,334	—	—	8,074,334
Short-Term Investments	143,811	—	—	143,811
Total Investments in Securities	$8,218,145	$—	$—	$8,218,145

Please refer to the Schedules of Investments for additional information regarding the composition of the amounts listed above.

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Below are the transfers into or out of Levels 1 and 2 for the Fund using market values measured at the end of the reporting period:

Ultra MicroCap Fund
Transfers into Level 1	$895,955
Transfers out of Level 1	—
Net Transfers into/(out of) Level 1	$895,955
Transfers into Level 2	$—
Transfers out of Level 2	(895,955)
Net Transfers into/(out of) Level 2	$(895,955)

There were no transfers into or out of Levels 1 or 2 during the six months ended April 30, 2018 for Low Priced Stock Fund and Micro Cap Fund.

The securities transferred from Level 2 to Level 1 due to an increase of observable market data from an increase in market activity.

At the beginning and during the six months ended April 30, 2018, the MicroCap Fund, the Ultra MicroCap Fund, and the Low Priced Stock Fund did not hold any Level 3 securities.

4.	Investment Advisory Agreement

For each Fund, the Corporation entered into an investment advisory agreement (collectively, the “Agreements”) with Perritt Capital Management, Inc. (the “Advisor”), with whom certain officers and directors of the Corporation are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreements, the MicroCap Fund and the Low Priced Stock Fund pay the Advisor a monthly fee at the annual rate of 1% of each Fund’s daily average net assets, and the Ultra MicroCap Fund pays the Advisor a monthly fee equal to 1.25% of its daily average net assets less than or equal to $100 million; 1.00% with respect to daily average net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to daily average net assets in excess of $200 million. At April 30, 2018, the MicroCap Fund, Ultra MicroCap Fund and Low Priced Stock Fund had fees due to the Advisor of $153,082, $67,315 and $480, respectively. For the six months ended April 30, 2018, the MicroCap Fund, Ultra MicroCap Fund and Low Priced Stock Fund had incurred advisory fees of $945,789, $419,842 and $39,896, respectively.

With regards to the Low Priced Stock Fund, the Advisor has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.39% of the daily average net assets. This arrangement cannot be terminated prior to February 28, 2019 without the consent of the Board of Directors. The Advisor is permitted to recapture amounts waived and/or reimbursed within three years after the fiscal year in which the Advisor earned the fee or incurred the expense if the total annual operating expenses have fallen to a level below the limit described above. Additionally, the Advisor has voluntarily waived any salaries and fees of all officers and directors of the Low Priced Stock Fund during the year. The salaries and fees waived by the Advisor for the six months ended April 30, 2018 were $8,625 and are not eligible for recapture. Voluntary expense waivers may be discontinued at any time.

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

For the six months ended April 30, 2018, the Advisor waived expenses and/or reimbursed the Low Priced Stock Fund $37,256 which is eligible for recapture through October 31, 2021. $66,290 is eligible for recapture through October 31, 2020. $81,819 is eligible for recapture through October 31, 2019. $87,508 is eligible for recapture through October 31, 2018.

The Advisor manages the Funds’ investments subject to the supervision of the Funds’ Board of Directors. The Advisor is responsible for investment decisions and supplies investment research and portfolio management. Under the Agreements, the Advisor, at its own expense and without reimbursement from the Funds, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Funds and maintaining their organization, will pay the salaries and fees of all officers and directors of the Funds (except the Chief Compliance Officer’s salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Funds.

The officers of the Funds are affiliated with the Advisor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds or the Advisor for serving their respective roles. The Funds pay the salary associated with the office of the Chief Compliance Officer. Such fees are included on the Statements of Operations.

The Funds may reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees are fees that the Funds are obligated to pay to such intermediaries, and the fees may vary based on, for example, the nature of services provided. The fees paid to such intermediaries by the Funds are only a portion of the full fee that is paid to the intermediaries, and the Advisor is obligated to pay the remaining amount. In determining the portion of the fees paid to the intermediaries that the Funds are obligated to pay, the Funds have used the “avoided cost” method, which is one of several permissible methods to determine the fees are reasonable. Based on this method, the Funds’ Board of Directors determines a fee per sub-account that it believes approximates the transfer agency fee that would otherwise have been payable by the Funds if such intermediaries did not maintain the sub-account. These amounts are included within shareholder servicing fees on the Statements of Operations.

5.	Investment Transactions

Purchases and sales of securities, excluding short-term investments, for the six months ended April 30, 2018, were as follows:

	Purchases		Sales
	U.S. Governments	Other	U.S. Governments	Other
MicroCap Fund	$—	$9,233,589	$—	$51,823,166
Ultra MicroCap Fund	$—	$6,270,976	$—	$11,485,609
Low Priced Stock Fund	$—	$3,194,580	$—	$2,004,646

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

6.	Federal Income Tax Matters

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:

	MicroCap Fund	Ultra MicroCap Fund	Low Priced Stock Fund
Cost of investments for tax purposes	$147,625,339	$54,482,074	$5,810,467
Gross tax unrealized appreciation	80,614,011	21,502,761	1,524,157
Gross tax unrealized depreciation	(4,169,255)	(6,267,340)	(184,112)
Net unrealized appreciation on investments	76,444,756	15,235,421	1,340,045
Distributable ordinary income	2,046,759	—	5,713
Distributable long-term capital gains	43,765,599	7,263,290	395,950
Total distributable earnings	45,812,358	7,263,290	401,663
Other accumulated losses	—	(364,335)	—
Total accumulated earnings	$122,257,114	$22,134,376	$1,741,708

The difference between book and tax basis distributable earnings is primarily related to the deferral of losses on wash sales.

At October 31, 2017, the Low Priced Stock Fund utilized short-term capital losses of $130,745.

At October 31, 2017, the Ultra MicroCap Fund deferred, on a tax basis, post-October and late year ordinary losses of $364,335.

The tax composition of distributions paid during the periods ended October 31, 2017 and 2016 were as follows:

	Ordinary Income		Long-term Capital Gains
	2017	2016	2017	2016
MicroCap Fund	$770,079	$—	$24,787,188	$6,027,092
Ultra MicroCap Fund	75,527	—	2,511,618	866,370
Low Priced Stock Fund	—	—	—	—

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2017.

On November 17, 2017, the MicroCap Fund paid long-term capital gains distributions of $8.06541 per share, the Ultra MicroCap Fund paid long-term capital gains distributions of $1.92699 per share, and the Low Priced Stock Fund paid long-term capital gains distributions of $1.07162 per share.

7.	Restricted Securities

The Funds may own investment securities which are unregistered and thus restricted as to resale. These securities are valued by each Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, each Fund has the right to include these securities in such registration, generally without cost to the Fund. The Funds have no right to require registration of the unregistered securities they hold. At April 30, 2018, the MicroCap Fund held restricted securities with an aggregate value of $2,380,000 which accounted for 1.29% of the MicroCap Fund’s net assets. These restricted securities are deemed to be liquid. During the six months ended April 30, 2018, the Ultra MicroCap Fund and the Low Priced Stock Fund did not hold any restricted securities.

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

8.	Guarantees and Indemnifications

Under the Funds’ organizational documents, their officers and directors are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. Currently, the Funds expect the risk of loss to be remote.

9.	Line of Credit Arrangement

The MicroCap Fund and Ultra MicroCap Fund are each party to uncommitted line of credit arrangements with U.S. Bank, N.A. with an expiration date of December 11, 2018, under which the MicroCap Fund may borrow up to $18,000,000 and the Ultra MicroCap Fund may borrow up to $10,000,000, subject to certain restrictions and covenants. Interest is charged on borrowings at the prevailing Prime Rate. The Funds have borrowed under these arrangements from time to time to increase the efficiency of cash flow management. At the beginning of the year, the Prime Rate was 4.25% and was increased to 4.50% on December 14, 2017. For the six months ended April 30, 2018, the MicroCap Fund had average borrowings of 4.47% and the weighted average interest rate on the line of credit borrowings was $700,000 which occurred between November 15, 2017 and January 3, 2018. From December 29-31, 2017, the MicroCap Fund had borrowings of $999,000, which represents the largest borrowing amount during the six months ended April 30, 2018. During the six months ended April 30, 2018, the MicroCap Fund and Ultra MicroCap Fund had no outstanding borrowings on the lines of credit. As of April 30, 2018, the Low Priced Stock Fund does not have a line of credit arrangement.

10.	Redemption Fee

The Funds charge a 2% redemption fee to those who buy and sell shares within 90 calendar days or less. The redemption fee is retained for the benefit of long-term shareholders, and recorded as additional capital in the Statements of Changes in Net Assets.

11.	Transactions with Affiliates

The following issuer was affiliated with the Funds, as the Funds held 5% or more of the outstanding voting securities of the issuer during the period from November 1, 2017 through April 30, 2018. No issuers were affiliated with the MicroCap Opportunities Fund and the Low Priced Stock Fund during the six months ended April 30, 2018. See Section (2)(a)(3) of the Investment Company Act of 1940.

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Perritt Ultra MicroCap Fund

Issuer Name	Share Balance At November 1, 2017	Additions	Reductions	Share Balance At April 30, 2018	Net Change in Unrealized Depreciation	Dividend Income	Net Realized Losses	Value At April 30, 2018
Sigma Labs, Inc.[1]	249,640	40,000	(49,640)	240,000	$(41,844)	$—	$(30,579)	$261,600

[1]	Issuer was not an affiliate as of April 30, 2018.

The Funds are permitted to purchase or sell securities from or to each other under specified conditions outlined in procedures adopted by the Board of Directors. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another Fund complies with Rule 17a-7 of the Investment Company Act of 1940. For the six months ended April 30, 2018, the MicroCap Fund and Ultra MicroCap Fund engaged in two securities transactions pursuant to Rule 17a-7 of the Investment Company Act of 1940. The Low Priced Stock Fund did not engage in any 17a-7 transactions.

12.	Subsequent Events

Management has performed an evaluation of subsequent events through the date the financial statements were issued.

Perritt Funds, Inc.

Expense Example (Unaudited)	April 30, 2018

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees (the Funds impose a 2.00% redemption fee on shares held for 90 calendar days or less after purchase); and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2017 – April 30, 2018).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Funds charge no sales load or transaction fees (other than a 2.00% redemption fee for shares held for 90 calendar days or less after purchase), you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds transfer agent. You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 calendar days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. There is a $25 IRA distribution and transfer out fee, unless set up automatically. Please see IRA Account Agreement for additional fees related to IRA accounts. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under accounting principles generally accepted in the United States of America. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Perritt Funds, Inc.

Expense Example (Unaudited) (Continued)	April 30, 2018

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/17	Ending Account Value 4/30/18	Expenses Paid During Period 11/1/17 – 4/30/18[1]
Actual
Perritt MicroCap Opportunities	$1,000.00	$1,021.20	$6.51
Perritt Ultra MicroCap Fund	$1,000.00	$994.60	$8.46
Perritt Low Priced Stock Fund	$1,000.00	$1,001.90	$6.90

Hypothetical
Perritt MicroCap Opportunities	$1,000.00	$1,018.35	$6.51
Perritt Ultra MicroCap Fund	$1,000.00	$1,016.31	$8.55
Perritt Low Priced Stock Fund	$1,000.00	$1,017.90	$6.95

[1]
Expenses are equal to the Fund’s annualized expense ratio of 1.30% for the MicroCap Opportunities Fund, 1.71% for the Ultra MicroCap Fund and 1.39% for the Low Priced Stock Fund for the six-month period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Perritt Funds, Inc.

Advisory Agreement Renewal (Unaudited)

On December 8, 2017, the Board of Directors of Perritt Funds, Inc. (the “Directors”) approved the continuation of the investment advisory agreements for the Perritt MicroCap Opportunities Fund, the Perritt Ultra MicroCap Fund, and the Perritt Low Priced Stock Fund (collectively the “Funds”, or the, “Fund”) with the investment advisor to the Funds, Perritt Capital Management, Inc. (the “Advisor”). As part of the process of approving the continuation of the advisory agreements, the Directors reviewed the fiduciary duties of the Directors with respect to approving the advisory agreements and the relevant factors for the Directors to consider, and the members of the Board of Directors who are not deemed “interested persons” (as that term is defined by the Investment Company Act of 1940) of the Funds (the “Independent Directors”) met in executive session to discuss the approval of the advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Directors to assist them in their evaluation of the investment advisory agreements. This information included, but was not limited to, a memorandum from Fund counsel that summarized the legal standards applicable to the Directors’ consideration of the advisory agreements; comparative information relating to the Funds’ management fees and other expenses of the Funds; information regarding fees paid and other payments; information on the Advisor’s profitability; information about brokerage commissions; comparative information relating to the Funds’ performance; information about sales and redemptions of the Funds; information about the Funds’ compliance program; and other information the Directors believed was useful in evaluating the approval of advisory agreements.

All of the factors discussed by the Directors were considered as a whole, and were considered separately by the Independent Directors, meeting in executive session. The factors were viewed in their totality by the Directors, with no single factor being the principal or determinative factor in the Directors’ determination of whether to approve the continuation of the investment advisory agreements. The Directors recognized that the management and fee arrangements for the Funds are the result of years of review and discussion between the Independent Directors and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Directors’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the investment advisory agreements, the Directors and the Independent Directors in executive session considered, among other items:

●	The nature and quality of the investment advisory services provided by the Advisor.

●	A comparison of the fees and expenses of the Funds to other similar funds.

●	A comparison of the fee structures of other accounts managed by the Advisor.

●	Whether economies of scale are recognized by the Funds.

●	The costs and profitability of the Funds to the Advisor.

●	The performance of the Funds.

●	The other benefits to the Advisor from serving as investment advisor to the Funds (in addition to the advisory fee).

Perritt Funds, Inc.

Advisory Agreement Renewal (Unaudited) (Continued)

The material considerations and determinations of the Board of Directors, including all of the Independent Directors, are as follows:

Nature and Quality of Investment Advisory Services

The Directors noted that the Advisor supervises the investment portfolios of the Funds, directing the day-to-day management of the Funds’ portfolios, including the purchase and sale of investment securities. They then discussed with management the nature of the investment process employed by the portfolio managers of the Funds, which is research intensive, and discussed staffing at the Advisor. The Directors concluded that the Advisor is well staffed to conduct the research needed to meet the investment objectives of the Funds.

The Directors considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Funds by, investment personnel of the Advisor, concluding that the personnel have significant experience managing investment securities and devote the bulk of their time and attention to the Funds. In addition, the Directors considered the quality of the material service providers to the Funds, who provide administrative and distribution services on behalf of the Funds and are overseen by the Advisor, and the overall reputation and capabilities of the Advisor. They concluded that they are satisfied with the performance of the service providers, and with the Advisor’s oversight of the service providers.

Overall, the Directors believe that the Advisor provides high quality services to the Funds, and they determined that their overall confidence in the Advisor is high.

The Directors also concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor, and that the nature and extent of the services provided by the Advisor are appropriate to assure that each Fund’s operations are conducted in compliance with applicable laws, rules and regulations.

Comparative Fees and Expenses

The Directors then discussed with management the variables, in addition to the management fees, such as administrative and transaction fees, that impact costs to the shareholders of the Funds. Management reviewed with the Directors the comparison of the Funds’ expense ratios to other similar funds. As part of the discussion with management, the Directors ensured that they understood and were comfortable with the criteria used by the Advisor to determine the mutual funds that make up the peer universes for purposes of the materials.

The Directors discussed the comparison of the Funds to the peer universes, and noted that the above median total expenses for the Perritt Ultra MicroCap Fund and the Perritt Low Priced Stock Fund are driven by those Funds’ low level of assets under management, which caused certain non-management expenses to be above average for their peer groups.

The Directors discussed the Low Priced Stock Fund and the fee waiver arrangements related to the Fund. Specifically, they noted that the Advisor has contractually agreed, on a voluntary basis, to waive fees and/or reimburse operating expenses so that total annual operating expenses do not exceed 1.39%. This expense limitation cannot be terminated prior to February 28, 2019 without the Board of Directors’ consent.

Perritt Funds, Inc.

Advisory Agreement Renewal (Unaudited) (Continued)

Following their review, the Directors concluded that the expense ratios of the Funds were within the range of comparable mutual funds, and that the Funds’ fees are reasonable given the asset sizes of the Funds.

Comparison of Fee Structures of Other Accounts

The Directors then inquired of management regarding the distinction between the services performed by the Advisor for separate accounts and those performed by the Advisor for the Funds. The Advisor noted that the management of the Funds involves more comprehensive and substantive duties than the management of separate accounts.

The Directors concluded that the services performed by the Advisor for the Funds require a higher level of service and oversight than the services performed by the Advisor for separate accounts. Based on this determination, the Directors believe that the differential in advisory fees between the Funds and the separate accounts are reasonable, and concluded that the fee rates charged to the Funds in comparison to those charged to the Advisor’s other clients are reasonable.

Performance

The Directors reviewed the Advisor’s quality of investment management, and management history, concluding that the Advisor is taking the steps necessary to address Fund performance. They noted that the performance of the Funds equaled or exceeded the performance of the peer group median, concluding that this is a favorable result, particularly in the existing market environment. The Directors determined that it is their expectation that the Advisor’s discipline will lead to more favorable results in the long-term and concluded that renewal of the existing advisory agreements was in the best interest of the Funds’ shareholders.

The Directors noted that at each quarterly meeting, the Directors review reports regarding the investment performance of the Funds. Based on the information provided at this meeting and the information and quarterly discussions regarding the Funds’ investment performance, the Directors believe that the Advisor manages the Funds in a manner that is materially consistent with their stated investment objective and style.

Costs and Profitability

The Directors considered the cost of services provided and the profits realized by the Advisor, by reviewing reports provided by the Funds’ administrator that compared the Funds’ investment advisory fees to those of other comparable mutual funds. The Directors also considered the Funds overall expense ratios compared to peer group funds, concluding that the Funds’ expense ratios and investment advisory fees are fair and within the range of industry averages.

The Directors discussed in detail the profitability of the Advisor as it relates to the Funds, and they discussed the impact of the intermediary service fees on the profitability. The Directors also considered the resources and revenues that the Advisor has put into managing and distributing the Funds, and concluded that the level of profitability realized by the Advisor from its provision of services to the Funds is reasonable.

Perritt Funds, Inc.

Advisory Agreement Renewal (Unaudited) (Continued)

Economies of Scale

The Directors then discussed with management whether economies of scale are recognized by the Funds. They noted that as Fund assets grow, certain fixed costs are spread over the larger asset base, which may lead to some economies of scale. On the other hand, the Directors noted that many of the Funds’ expenses are subject to diseconomies of scale. They also noted that the Advisor has entered into a fee waiver arrangement with the Low Priced Stock Fund, to help ensure that reasonable fee levels are maintained.

Given the size of the Funds, the Directors determined that the Funds have not recognized economies of scale, concluding that the current fees are appropriate at foreseeable asset levels.

Fall-Out Benefits

The Directors then considered other benefits to the Advisor from serving as Advisor to the Funds (in addition to the advisory fee). The Directors noted that the Advisor derives ancillary benefits from its association with the Funds in the form of proprietary and third party research products and services received from broker dealers that execute portfolio trades for the Funds. The Directors determined such products and services have been used for legitimate purposes relating to the Funds by providing assistance in the investment decision-making process. The Directors concluded that the other benefits realized by the Advisor from its relationship with the Funds were reasonable.

Conclusion

After reviewing the materials provided at the meeting, management’s presentation, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Funds, expense information, regulatory compliance issues, trading information and related matters and other factors deemed relevant by the Board, the Directors, including all of the Independent Directors, approved the continuation of the investment advisory agreements.

Perritt Funds, Inc.

Directors and Officers (Unaudited)

The Funds are governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Funds’ directors are independent of Perritt Capital Management, Inc. The Board of Directors elects the Funds’ officers. The name, address, age and principal occupations for the past five years of the directors and officers are listed below, along with the number of portfolios in the Fund complex overseen by each director. During the past five years none of the directors has served as a director of a public company or a mutual fund other than Perritt MicroCap Opportunities, Inc. and Perritt Funds, Inc. The business address of each director and officer is 300 South Wacker Drive, Suite 2880, Chicago, IL 60606. For additional information about the directors, please call 1-800-331-8936 and request a Statement of Additional Information (SAI) or visit www.perrittcap.com. One will be mailed to you free of charge.

Name, Address, and Age	Position(s) Held with Funds and Number of Portfolios in Fund Complex Overseen by Director	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years	Other Directorships Held by Director during the Past 5 Years

“Disinterested” Directors of the Funds

Dianne C. Click Age: 55 300 South Wacker Drive, Suite 2880 Chicago, IL 60606	Director Portfolios in Fund Complex Overseen: 3	Indefinite, until successor elected Director since 2004
Ms. Click is a licensed Real Estate Broker in the State of Montana. She has been a partner and a principal owner of a real estate sales company, Bozeman Broker Group, since 2004. She has been licensed in the state of Montana since 1995.
Perritt MicroCap Opportunities Fund, Inc. (1994 – 2013)

David S. Maglich Age: 60 300 South Wacker Drive, Suite 2880 Chicago, IL 60606	Director Portfolios in Fund Complex Overseen: 3	Indefinite, until successor elected Director since 2004	Mr. Maglich is a Shareholder with the law firm of Fergeson, Skipper et. al. in Sarasota, Florida and has been employed with such firm since 1989.	Perritt MicroCap Opportunities Fund, Inc. (1987 – 2013)

Perritt Funds, Inc.

Directors and Officers (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with Funds and Number of Portfolios in Fund Complex Overseen by Director	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years	Other Directorships Held by Director during the Past 5 Years

“Interested” Director of the Funds

Michael J. Corbett(1) Age: 52 300 South Wacker Drive, Suite 2880 Chicago, IL 60606	President Portfolios in Fund Complex Overseen: 3	One-year term as President; As Director, indefinite, until successor elected; Director since 2010. President since 2004
Mr. Corbett was President of the Perritt MicroCap Opportunities Fund, Inc. since November 1999 and President of the Perritt Funds, Inc. since August 2004. He has served as President of the Adviser since October 5, 2010, and previously served as Vice President of the Adviser from February 1997 until October 5, 2010. Mr. Corbett began his tenure with Perritt Capital Management in 1990 as a research analyst. He assumed portfolio management responsibilities in 1996 and now serves as portfolio manager for the Funds.
Perritt MicroCap Opportunities Fund, Inc. (2010 – 2013)

(1)	Mr. Corbett is an interested person of the Funds based upon his position with the Adviser.

Perritt Funds, Inc.

Directors and Officers (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with Funds and Number of Portfolios in Fund Complex Overseen by Director	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years	Other Directorships Held by Director during the Past 5 Years

Officers of the Funds Other Than Mr. Corbett

Mark Buh Age: 55 300 South Wacker Drive, Suite 2880 Chicago, IL 60606	Vice President and Treasurer	One-year term Since 2012
Mr. Buh has been Vice President and Treasurer of the Funds and Chief Financial Officer of the Adviser since February 2012. He has over 25 years of experience in corporate accounting, administration, planning and business development. His previous experience includes tenures at Ernst and Young and CenturyLink Communications.
N/A

Lynn E. Burmeister Age: 58 300 South Wacker Drive, Suite 2880 Chicago, IL 60606	Vice President, Chief Compliance Officer and Secretary	One-year term Chief Compliance Officer Since 2010 Secretary Since 2015
Mrs. Burmeister has been the Chief Compliance Officer since May 1, 2010, and oversees all compliance matters for the Funds and the Adviser. She also coordinates the administration of the Funds and is a liaison with the firm’s corporate counsel. Mrs. Burmeister has worked in the financial industry since 1980. Her previous experience includes work at Harris Associates, Gofen & Glossberg and Optimum Investments.
N/A

Perritt Funds

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ latest Forms N-Q are also available without charge upon request by calling 1-800-331-8936.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Advisor at 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Household Delivery of Shareholder Documents: To reduce expenses, the Funds may mail only one copy of the Funds’ prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-800-331-8936 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.

Electronic Delivery of Shareholder Documents: You may choose to receive the Funds’ prospectus and annual and semi-annual reports electronically. To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name. Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial advisor.

Investment Advisor
Perritt Capital Management, Inc.
300 South Wacker Drive, Suite 2880
Chicago, IL 60606-6703
 800-331-8936

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
 Cleveland, OH 44115

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
 Milwaukee, WI 53202

Custodian
U.S. Bank, NA
1555 North River Center Drive, Suite 302
 Milwaukee, WI 53212

Transfer Agent and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
 Milwaukee, WI 53201-0701

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
 Milwaukee, WI 53202

For assistance with your existing account, call our Shareholder Service Center at 1-800-332-3133.

The Funds’ Statements of Additional Information contain information about the Funds’ directors and are available without charge upon request by calling 1-800-332-3133.

Perritt Funds

MicroCap Opportunities Fund – PRCGX
Ultra MicroCap Fund – PREOX
Low Priced Stock Fund – PLOWX

Minimum Initial Investment $1,000

IRA Minimum Initial Investment $250

Dividend Reinvestment Plan

Systematic Withdrawal Plan

Automatic Investment Plan

Retirement Plans Including:

- IRA
- SEP-IRA
- Simple IRA
- Roth IRA
- Coverdell Education Savings Account

2% redemption fee imposed for shares held ninety (90) calendar days or less.

This report is authorized for distribution only to shareholders and others who have received a copy of the prospectus of the Perritt MicroCap Opportunities Fund, the Perritt Ultra MicroCap Fund and/or the Perritt Low Priced Stock Fund.

300 S. Wacker Drive • Suite 2880 • Chicago, IL 60606-6703
Tel 312-669-1650 • 800-331-8936 • Fax: 312-669-1235
E-mail: info@PerrittCap.com
Web Site: www.perrittcap.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a).  Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b).  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

The Registrant's President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant's Form N-CSR filed January 8, 2010.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant's independent public accountant.  There was no change in the registrant's independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Perritt Funds, Inc.

By (Signature and Title)* /s/ Michael J. Corbett
                                              Michael J. Corbett, President

Date                                              June 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Michael J. Corbett
                                              Michael J. Corbett, President

Date                                               June 27, 2018

By (Signature and Title)* /s/ Mark J, Buh
                                              Mark J. Buh, Treasurer/Principal Financial Officer

Date                                              June 27, 2018

* Print the name and title of each signing officer under his or her signature.